UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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RESEARCH SOLUTIONS, INC.

(Name of Registrant as Specified in Its Charter)

 (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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RESEARCH SOLUTIONS, INC.

15821 Ventura Boulevard, Suite 165

Encino, California 91436

(310) 477-0354

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on November 21, 2017

TO THE STOCKHOLDERS OF RESEARCH SOLUTIONS, INC.:

You are cordially invited to attend the Annual Meeting of Stockholders of Research Solutions, Inc., a Nevada corporation (the “Company”), to be held on November 21, 2017, at 11:00 A.M. Pacific time, at our corporate headquarters, located at 15821 Ventura Boulevard, Suite 165, Encino, California 91436.

At the Annual Meeting, stockholders will be asked to consider and act upon the following matters:

1.	To elect five members of the Board of Directors;

2.	To ratify the appointment of Weinberg & Company, P.A. as the Company’s independent accountants for the fiscal year ending June 30, 2018;

3.	To adopt the Research Solutions, Inc. 2017 Omnibus Incentive Plan authorizing the issuance of up to 1,874,513 shares of common stock pursuant to awards granted thereunder;

4.	To hold an advisory vote on executive compensation; and

5.	To transact other business properly presented at the meeting or any postponement or adjournment thereof.

Our Board of Directors has fixed September 22, 2017 as the record date for the determination of stockholders entitled to notice and to vote at the Annual Meeting and any postponement or adjournment thereof, and only stockholders of record at the close of business on that date are entitled to notice and to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and at the offices of the Company for 10 days prior to the Annual Meeting.

We hope that you will use this opportunity to take an active part in the affairs of the Company by voting on the business to come before the Annual Meeting, either by executing and returning the enclosed Proxy Card or by casting your vote in person at the Annual Meeting.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE ANNUAL MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

September 25, 2017	By Order of the Board of Directors

John Regazzi
Chairman of the Board

RESEARCH SOLUTIONS, INC.

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD NOVEMBER 21, 2017

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Research Solutions, Inc., a Nevada corporation (we, us or our), for use at the annual meeting of stockholders to be held on November 21, 2017, at 11:00 A.M. Pacific Time, or the Annual Meeting, at our corporate headquarters, located at 15821 Ventura Boulevard, Suite 165, Encino, California 91436. Accompanying this Proxy Statement is our Board of Directors’ Proxy for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement.

We will bear the expense of this solicitation of proxies. Solicitations will be made only by use of the mail except that, if deemed desirable, officers and regular employees of our company may solicit proxies by telephone, electronic mail or personal calls. We may also engage a proxy solicitation firm on terms and at costs reasonably acceptable to our Board of Directors. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the stock held of record by those persons and we will reimburse them for their reasonable expenses incurred in this regard.

The purpose of the Annual Meeting and the matters to be acted upon are set forth in the attached Notice of Annual Meeting of Stockholders. As of the date of this Proxy Statement, our Board of Directors knows of no other business that may be presented for consideration at the Annual Meeting. All proxies which are properly completed, signed and returned to us prior to the Annual Meeting and which have not been revoked will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A stockholder may revoke its proxy at any time before it is voted either by filing with our Secretary, at our principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote its shares in person, provided that if a stockholder holds its shares in street name, such stockholder may vote its shares in person at the Annual Meeting only if it obtains a proxy, executed in its favor, from the record holder. If any other business properly comes before the Annual Meeting, votes will be cast pursuant to those proxies in respect of any other business in accordance with the judgment of the persons acting under those proxies.

Our principal executive offices are located at 15821 Ventura Boulevard, Suite 165, Encino, California 91436. It is anticipated that the mailing to stockholders of this Proxy Statement and the enclosed proxy will commence on or about October 6, 2017.

OUTSTANDING SECURITIES AND VOTING RIGHTS

The close of business on September 22, 2017, has been fixed as the record date for the determination of stockholders entitled to notice and to vote at the Annual Meeting or any postponement or adjournment thereof. As of the record date, we had outstanding 24,134,992 shares of common stock, par value $0.001 per share. Our common stock is our only outstanding voting security. As of the record date, we had 38 holders of record of our common stock.

A holder of common stock is entitled to cast one vote for each share held on the record date on all matters to be considered at the Annual Meeting. The nominees for director who receive a plurality of the votes cast by the holders of our common stock, in person or by proxy at the meeting, will be elected. Approval of the proposal to ratify the appointment of Weinberg & Company, P.A., as our independent accountants for the fiscal year ending June 30, 2018, approval of the adoption of our 2017 Omnibus Incentive Plan and approval of the advisory vote on the resolution approving the compensation of our executives as disclosed in the compensation tables and related narrative disclosure herein, requires the favorable vote of a majority of shares voted at the Annual Meeting or by proxy.

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A quorum, which is a majority of the outstanding shares as of September 22, 2017, must be present to hold the Annual Meeting. A quorum is calculated based on the number of shares represented by the stockholders attending in person and by their proxy holders. Abstentions and broker non-votes will be included in the determination of shares present at the Annual Meeting for purposes of determining a quorum. Abstentions will be counted toward the tabulation of votes cast on proposals submitted to stockholders and will have the same effect as negative votes, while broker non-votes will not be counted as votes cast for or against these matters or deemed present or represented for determining whether stockholders have approved a proposal. Broker non-votes occur when a broker holding customer securities in street name has not received voting instructions from the customer on certain “non-routine” matters, such as director elections, and, therefore, is barred by the rules of the applicable securities exchange from exercising discretionary authority to vote those securities. Brokers may vote their clients’ shares on routine matters, such as the ratification of our independent registered public accounting firm.

Your vote is important. If your shares are registered in your name, you are a stockholder of record. If your shares are in the name of your broker or bank, your shares are held in street name. We encourage you to vote by proxy so that your shares will be represented and voted at the Annual Meeting even if you cannot attend. All stockholders can vote by written proxy card. Your submission of the enclosed proxy will not limit your right to vote at the Annual Meeting if you later decide to attend in person. If you are a stockholder of record, you may revoke your proxy at any time before the Annual Meeting either by filing with our Secretary, at our principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote your shares in person, provided that if your shares are held in street name, you must obtain a proxy, executed in your favor, from the holder of record in order to be able to vote at the Annual Meeting. All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by our Board of Directors.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

Proposal No. 1 is the election of five directors to hold office for a period of one year or until their respective successors have been duly elected and qualified. Our Amended and Restated Bylaws provide that the number of the directors of our company shall be not less than one nor more than nine, as fixed from time-to-time by resolution of our Board of Directors. On September 18, 2015, our Board of Directors fixed the number of directors at five effective as of November 6, 2015.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below. If any nominee is unwilling to serve as a director at the time of the Annual Meeting, the proxies will be voted for such other nominee(s) as shall be designated by the then current Board of Directors to fill any vacancy. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

Our Board of Directors proposes the election of the following nominees as directors:

John Regazzi

Chad J. Cooper

Peter Victor Derycz

General Merrill McPeak

Janice Peterson

If elected, the foregoing five nominees are expected to serve until the 2018 annual meeting of stockholders.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED ABOVE.

The principal occupation and certain other information about the nominees and certain executive officers are set forth on the following pages.

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CURRENT DIRECTORS/DIRECTOR NOMINEES

The following table sets forth the name, age, position and date of appointment of each of our directors as of September 22, 2017.

Name	Age	Position	Date of Appointment
John Regazzi(1) (2)	69	Chairman of the Board	June 22, 2015
Chad J. Cooper(2) (3)	47	Director	March 31, 2016
Peter Victor Derycz	55	Director, Chief Executive Officer and President	January 6, 2006
Gen. Merrill McPeak (2) (4)	81	Director	November 5, 2010
Janice Peterson	69	Director, Chief Publisher Relations Officer	July 1, 2006

(1)	Chairman of the Audit Committee.

(2)	Member of Audit Committee, Compensation Committee and Nominating and Governance Committee.

(3)	Chairman of the Nominating and Governance Committee.

(4)	Chairman of the Compensation Committee.

John Regazzi – Chairman of the Board

Mr. Regazzi was appointed to our Board of Directors on June 22, 2015 and was appointed Chairman of the Board effective August 20, 2015. Mr. Regazzi is an information services and IT industry innovator, with more than four decades of experience. He is currently managing director of Akoya Capital Partners, a sector-focused private investment firm, where for the last few years he has served as its professional information services sector leader. He has also been a professor at the Long Island University’s College of Education, Information and Technology since 2005, and has served as dean of LIU’s College of Information and Computer Science. Before joining Akoya Capital Partners, Mr. Regazzi served for several years as CEO of Elsevier Inc. and managing director of the NYSE-listed Reed Elsevier, the world’s largest publisher and information services company for journal and related scientific, technical and medical content. At Reed Elsevier, he oversaw its expansive electronic publishing portfolio, with a program staff of 3,000 and revenues exceeding $1 billion. He was previously CEO of Engineering Information, which he helped turn around before being acquired by Reed Elsevier. As a recognized industry thought leader, Mr. Regazzi has designed, launched, and managed some of the most innovative and well-known information services in the professional communities, including the Engineering Village, Science Direct, Scirus and Scopus, as well as numerous other electronic information services dating back to the early days of the online and CD-ROM industries. Mr. Regazzi has served on a variety of corporate and industry boards, including the British Standards Institute Group and the American Institute of Physics, and he recently was appointed and serves as chairman of the board of National Technical Information Service, a division of the U.S. Department of Commerce. He currently serves as chairman of DiSTI and Inflexxion, both Akoya portfolio companies, and as a member of the board of managers and Treasurer of AIP Publishing. Mr. Regazzi earned his B.S. from St. Johns University, M.A. from University of Iowa, M.S. from Columbia University, and Ph.D. in Information Science from Rutgers University. Our board of directors concluded that Mr. Regazzi should serve as a director in light of his extensive experience in the information services industry.

Chad J. Cooper – Director

Mr. Cooper has more than 15 years of experience in the financial markets. He has served in various capacities, including investment management, investment banking and capital markets. Mr. Cooper served as a board member at ARI Networks (NASDAQ: ARIS) from 2014 to 2017, until True Wind Capital Management took the company private in August 2017. Mr. Cooper currently serves on the board of YouMail, Inc., and Wings for Crossover, a 501(c)3 non-profit organization. Mr. Cooper has a B.A. in International Relations from the University of Southern California and an M.B.A. from Georgetown University. In light of Mr. Cooper's financial and executive experience, our Board of Directors believes it to be in our best interests that Mr. Cooper serve as a director.

Peter Victor Derycz – Director, Chief Executive Officer and President

Mr. Derycz founded Reprints Desk and has served as its Chief Executive Officer and President since January 6, 2006. Mr. Derycz also served as Chairman of the Board from January 6, 2006 through August 19, 2015. Mr. Derycz was a founder of Infotrieve, Inc. in 1989 and served as its President from February 2003 until September 2003. He served as the Chief Executive Officer of Puerto Luperon, Ltd. (Bahamas), a real estate development company, from January 2004 until December 2005. He currently serves on the Internation Advisory Board of the San Jose State University School of Information, and served as a member of the board of directors of Insignia Systems, Inc. (NASDAQ:ISIG), a consumer products advertising company from 2006 to 2014. Mr. Derycz received a B.A. in Psychology from the University of California at Los Angeles. Our Board of Directors believes that Mr. Derycz’ familiarity with our day-to-day operations, his strategic vision for our business and his past leadership and management experience make him uniquely qualified to serve as a director.

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General Merrill McPeak – Director

Gen. McPeak was appointed to our Board of Directors on November 5, 2010. He is President of McPeak and Associates, a company he founded in 1995. From 1990 until his retirement from active military service in late-1994, he was chief of staff of the U.S. Air Force. During this period, he was the senior officer responsible for organization, training and equipage of a combined active duty, National Guard, Reserve and civilian work force of over 850,000 people serving at 1,300 locations in the United States and abroad. As a member of the Joint Chiefs of Staff, he and the other service chiefs were military advisors to the Secretary of Defense and the President. Gen. McPeak has served on the board of directors of several publicly traded companies, including long service with Trans World Airlines, Inc. and with the test and measurement company, Tektronix, Inc. He was for many years Chairman of the Board of ECC International Corp., until that company was acquired by Cubic Corporation. Currently, Gen. McPeak is a director of Aerojet Rocketdyne (NYSE: AJRD), Lilis Energy (NASDAQ: LLEX) and Lion Biotechnologies, Inc. (NASDAQ: LBIO). He is a director of Valence Surface Technologies, the country’s largest privately held provider of metal processing and finishing services. General McPeak was a founding investor, director and chairman of Ethicspoint, Inc., a software-as-a-service provider of secure, confidential employee reporting systems, that was acquired by private equity at a return making it one of Oregon’s most successful business startups in decades. Our Board of Directors concluded that Gen. McPeak should serve as a director in light of his demonstrated leadership abilities and years of experience serving on the boards of directors of numerous publicly traded corporations.

Janice Peterson – Director, Chief Publisher Relations Officer

Ms. Peterson has served as the Chief Publisher Relations Officer and as a Director since July 1, 2006. She was Vice President for Content Development at Infotrieve, Inc. from 2000 to 2006 and Vice President for Publisher Relations and Content Development at RoweCom, formerly Faxon/Dawson, from 1997 to 2000. Ms. Peterson was at Academic Press (now Elsevier) for 14 years, where her last position was Fulfillment Director. Ms. Peterson is Past Chair of the board of directors for the National Information Standards Organization (NISO), and she is the past chair of the International Committee for EDI in Serials (ICEDIS). She has a degree in History from Whittier College and an M.A. in Asian Studies from California State College, San Diego. She joined Reprints Desk in 2006. Our Board of Directors believes that Ms. Peterson should serve as a director due to her extensive industry-specific knowledge and business experience, including a familiarity with our day-to-day operations.

OTHER EXECUTIVE OFFICERS

The following table sets forth the name, age, position and date of appointment of each of our other executive officers as of September 22, 2017.

Name	Age	Position	Date of Appointment
Alan Louis Urban	48	Chief Financial Officer and Secretary	November 3, 2011
Scott Ahlberg	54	Chief Operating Officer	July 1, 2007
Ian Palmer	42	Chief Sales and Marketing Officer	July 1, 2013

Alan Louis Urban – Chief Financial Officer and Secretary

Mr. Urban joined Research Solutions in 2011 and has over 20 years of experience in corporate finance and accounting. Mr. Urban has previously served in numerous senior management positions, including: Vice President of Finance and Treasurer for Infotrieve from 2000 to 2004; Chief Financial Officer of a leading online poker company from 2005 to 2006; and Chief Financial Officer of ReachLocal (NASDAQ:RLOC) from 2007 to 2009, an internet marketing company that ranked #1 on Deloitte’s Tech Fast 500 List. Mr. Urban has also held positions as an audit and tax manager in public accounting, and as an internal auditor. He holds a B.S. in Business, with a concentration in Accounting Theory and Practice, from California State University, Northridge and has been a Certified Public Accountant (currently inactive) since 1998.

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Scott Ahlberg – Chief Operating Officer

Mr. Ahlberg has effectively served as our Chief Operating Officer since July 1, 2007, and has many years of experience in content and startup businesses. Mr. Ahlberg started with Dynamic Information (EbscoDoc) in the 1980s, then went on to lead Sales and Marketing at Infotrieve, Inc. After leaving Infotrieve in 2005 Mr. Ahlberg provided consulting services to ventures in professional networking and medical podcasting. He joined Reprints Desk in 2006. His areas of expertise include strategic planning, operational innovation, copyright and content licensing, and quality management. Mr. Ahlberg has degrees from Stanford University (B.A., 1984) and the University of London (M.A., 1990).

Ian Palmer –Chief Sales and Marketing Officer

Mr. Palmer joined Research Solutions in 2008 and has served as our Chief Sales and Marketing Officer since July 1, 2013. He drives our growth through customer retention and acquisition. He has two decades of sales, marketing and communications experience in industries such as online information, high tech and business services. Most recently, Mr. Palmer was responsible for managing enterprise marketing at Safari Books Online, a joint venture of publishers O’Reilly Media, Inc., and Pearson Technology Group, a division of Pearson Education. Previously, Mr. Palmer held senior-level positions at Infotrieve, Inc., Hydra Worldwide Corporation, Singular Publishing Group, Inc., and Impinj, Inc., a previous winner of the Red Herring Top 100 Private Companies of North America Award. Mr. Palmer is from the Pacific Northwest and earned a Bachelor’s Degree in Communications from the University of Washington.

FURTHER INFORMATION CONCERNING OUR BOARD OF DIRECTORS

Meetings. Our Board of Directors held six meetings during the fiscal year ended June 30, 2017. Each director then serving attended 75% or more of the aggregate of all of the meetings of our Board of Directors and all of the meetings held by all committees of our Board of Directors on which such director served in the fiscal year ended June 30, 2017. While directors periodically attend annual stockholder meetings, we have not established a specific policy with respect to members of our Board of Directors attending annual stockholder meetings.

Committees. Our Board of Directors currently has the following standing committees: Audit Committee, Compensation Committee and Nominating and Governance Committee. Our Audit Committee held five meetings, our Compensation Committee held six meetings and our Nominating and Governance Committee held one meeting during the fiscal year ended June 30, 2017.

Our Audit Committee currently consists of Messrs. Regazzi (Chairman), Cooper and McPeak. Our Board of Directors has determined that Mr. Regazzi is an audit committee financial expert, as defined in Item 407(d)(5) of Regulation S-K, and that each member of our Audit Committee is able to read and understand fundamental financial statements and has substantial business experience that results in such member’s financial sophistication. Accordingly, our Board of Directors believes that each member of our Audit Committee has sufficient knowledge and experience necessary to fulfill such member’s duties and obligations on our Audit Committee. The primary purposes of our Audit Committee are to assist our Board of Directors in fulfilling its responsibility to oversee the accounting and financial reporting processes of our company and audits of our financial statements, including (i) reviewing the scope of the audit and all non-audit services to be performed by our independent accountant and the fees incurred by us in connection therewith, (ii) reviewing the results of such audit, including the independent accountant’s opinion and letter of comment to management and management’s response thereto, (iii) reviewing with our independent accountants our internal accounting principles, policies and practices and financial reporting, (iv) engaging our independent accountants and (v) reviewing our quarterly and annual financial statements prior to public issuance. The role and responsibilities of our Audit Committee are more fully set forth in a revised written Charter adopted by our Board of Directors on September 18, 2015, which is available on our website located at www.researchsolutions.com.

Our Compensation Committee currently consists of Messrs. McPeak (Chairman), Cooper and Regazzi. The primary purposes of our Compensation Committee are to assist our Board of Directors in fulfilling its responsibility to determine the compensation of our executive officers and to approve and evaluate the compensation policies and programs of our company, including (i) reviewing the compensation packages of executive officers and making recommendations to our Board of Directors for said compensation packages, (ii) reviewing and approving proposed stock incentive grants and (iii) providing our Board of Directors with recommendations regarding bonus plans, if any. The role and responsibilities of our Compensation Committee are more fully set forth in a revised written Charter adopted by our Board of Directors on September 18, 2015, which is available on our website located at www.researchsolutions.com.

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The policies underlying our Compensation Committee’s compensation decisions are designed to attract and retain the best-qualified management personnel available. We routinely compensate our executive officers through salaries. At our discretion, we may reward executive officers and employees through bonus programs based on profitability and other objectively measurable performance factors. Additionally, we use stock options, restricted stock awards and other incentive awards to compensate our executives and other key employees to align the interests of our executive officers with the interests of our stockholders. In establishing executive compensation, our Compensation Committee evaluates compensation paid to similar officers employed at other companies of similar size in the same industry and the individual performance of each officer as it impacts our overall performance with particular focus on an individual’s contribution to the realization of operating profits and the achievement of strategic business goals. Our Compensation Committee further attempts to rationalize a particular executive’s compensation with that of other executive officers of our company in an effort to distribute compensation fairly among the executive officers. Although the components of executive compensation (salary, bonus and incentive grants) are reviewed separately, compensation decisions are made based on a review of total compensation.

Our Nominating and Governance Committee currently consists of Messrs. Cooper (Chairman), McPeak and Regazzi. The primary purposes of our Nominating and Governance Committee are to (i) identify individuals qualified to become members of our Board of Directors and recommend to our Board of Directors the nominees for the next annual meeting of our stockholders and candidates to fill vacancies on our Board of Directors, (ii) recommend to our Board of Directors the directors to be appointed to committees of our Board of Directors and (iii) oversee the effectiveness of our corporate governance in accordance with regulatory guidelines and any other guidelines we establish, including evaluations of members of executive management, our Board of Directors and its committees. The role and responsibilities of our Nominating and Governance Committee are more fully set forth in a revised written Charter adopted by our Board of Directors on October 15, 2012, which is available on our website located at www.researchsolutions.com.

Our Nominating and Governance Committee’s methods for identifying candidates for election to our Board of Directors (other than those proposed by our stockholders, as discussed below) include the solicitation of ideas for possible candidates from a number of sources - members of our Board of Directors; our executives; individuals personally known to the members of our Board of Directors; and other research. Our Nominating and Governance Committee may also, from time-to-time, retain one or more third-party search firms to identify suitable candidates.

A stockholder of our company may nominate one or more persons for election as a director at an annual meeting of stockholders if the stockholder complies with the notice, information and consent provisions contained in our Amended and Restated Bylaws. In addition, the notice must be made in writing and set forth as to each proposed nominee who is not an incumbent Director (i) their name, age, business address and, if known, residence address, (ii) their principal occupation or employment, (iii) the number of shares of stock of our company beneficially owned, (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person pursuant to which the nominations are to be made and (v) any other information concerning the nominee that must be disclosed respecting nominees in proxy solicitations pursuant to Rule 14(a) of the Exchange Act of 1934, as amended. The recommendation should be addressed to our Secretary.

Among other matters, our Nominating and Governance Committee:

1.	Reviews the desired experience, mix of skills and other qualities to assure appropriate Board of Directors composition, taking into account the current members of our Board of Directors and the specific needs of our company and our Board of Directors;

2.	Conducts candidate searches, interviews prospective candidates and conducts programs to introduce candidates to our management and operations, and confirms the appropriate level of interest of such candidates;

3.	Recommends qualified candidates who bring the background, knowledge, experience, independence, skill sets and expertise that would strengthen and increase the diversity of our Board of Directors; and

4.	Conducts appropriate inquiries into the background and qualifications of potential nominees.

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Based on the foregoing, our Nominating and Governance Committee recommended for nomination and our Board of Directors nominated, Messrs. Regazzi, Cooper, Derycz and McPeak and Ms. Peterson for re-election as directors on our Board of Directors, subject to stockholder approval, for a one-year term ending on or around the date of the 2018 annual meeting of stockholders.

Board Leadership Structure and Role in Risk Oversight. Mr. Regazzi serves as our Chairman of the Board and Mr. Derycz serves as our Chief Executive Officer. We believe that separating the role of Chairman of the Board and Chief Executive Officer enhances our corporate governance practices and better enables management and our Board of Directors to focus on growth to maximize stockholder value. Our Board of Directors plays an active role, as a whole and also at the committee level, in overseeing management of our risks and strategic direction. Our Board of Directors regularly reviews information regarding our liquidity and operations, as well as the risks associated with each. Our Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. Our Audit Committee oversees the process by which our senior management and relevant employees assess and manage our exposure to, and management of, financial risks. Our Nominating and Governance Committee also manages risks associated with the independence of members of our Board of Directors and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed about such risks.

Stockholder Communications. Holders of our securities can send communications to our Board of Directors via email to auditcommittee@researchsolutions.com or by telephoning the Chief Financial Officer at our principal executive offices, who will then relay the communications to our Board of Directors.

DIRECTOR INDEPENDENCE

Our Board of Directors currently consists of five members: Messrs. Regazzi (Chairman), Cooper, Derycz and McPeak and Ms. Peterson. Each director serves until our next annual meeting or until his or her successor is duly elected and qualified. We are not a “listed issuer” under Securities and Exchange Commission, or SEC, rules and are therefore not required to have separate committees comprised of independent directors. Our Board of Directors has determined that Mr. Regazzi, Mr. Cooper and Gen. McPeak are independent directors as that term is defined in the applicable rules for companies traded on the NASDAQ Stock Market. Mr. Regazzi, Mr. Cooper and Gen. McPeak are each members of the Audit Committee, Compensation Committee and Nominating and Governance Committee of our Board of Directors.

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REPORT OF AUDIT COMMITTEE

The Audit Committee of our Board of Directors has furnished the following report:

Our Audit Committee currently operates under a revised written charter that was approved by our Board of Directors effective September 18, 2015. For the fiscal year ended June 30, 2017, our Audit Committee has performed, or has confirmed that our Board of Directors has performed, the duties of our Audit Committee, which is responsible for providing objective oversight of our internal controls and financial reporting process.

In fulfilling its responsibilities for the financial statements for the fiscal year ended June 30, 2017, our Audit Committee:

•	Reviewed and discussed the audited financial statements for the year ended June 30, 2017 with management and Weinberg & Company, P.A., or the Auditors, our independent auditors; and

•	Received written disclosures and the letter from the Auditors regarding their independence as required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence. Our Audit Committee discussed with the Auditors their independence.

In fulfilling its responsibilities for the financial statements for the fiscal year ended June 30, 2017, our Audit Committee discussed with the Auditors the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, relating to the conduct of the audit.

Based on our Audit Committee’s review of our audited financial statements and discussions with management and the Auditors, our Audit Committee approved the inclusion of the audited financial statements in our Annual Report on Form 10-K for the year ended June 30, 2017, for filing with the SEC.

AUDIT COMMITTEE

John Regazzi

Chad J. Cooper

General Merrill McPeak

The information in this Audit Committee Report shall not be deemed to be “soliciting material,” or to be “filed” with the Securities and Exchange Commission or to be subject to Regulation 14A or 14C as promulgated by the Securities and Exchange Commission, or to the liabilities of Section 18 of the Exchange Act.

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PROPOSAL NO. 2

INDEPENDENT ACCOUNTANTS

Proposal No. 2 is the ratification of the firm of Weinberg & Company, P.A., or Weinberg, as our independent accountants for the year ending June 30, 2018. Our Audit Committee recommended and our Board of Directors has selected, subject to ratification by a majority vote of the stockholders in person or by proxy at the Annual Meeting, Weinberg as our independent public accountant for the current fiscal year ending June 30, 2018. Representatives of Weinberg are expected to be present telephonically at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. In addition, at the Annual Meeting, representatives of Weinberg are expected to be available to respond to appropriate questions posed by our stockholders.

While there is no legal requirement that this proposal be submitted to stockholders, it will be submitted at the Annual Meeting nonetheless, as our Board of Directors believes that the selection of auditors to audit our consolidated financial statements is of sufficient importance to seek stockholder approval. If the majority of our stockholders present and entitled to vote at the Annual Meeting do not ratify the appointment of Weinberg as our auditors for the current fiscal year, Weinberg will continue to serve as our auditors for the current fiscal year, and our Audit Committee will engage in deliberations to determine whether it is in our best interest to continue Weinberg’s engagement as our auditors for the fiscal year ending June 30, 2018.

Weinberg is our principal independent public accounting firm. All audit work was performed by the full-time employees of Weinberg. Our Audit Committee approves in advance all services performed by Weinberg, has considered whether the provision of non-audit services is compatible with maintaining Weinberg’s independence, and has approved such services.

The following table presents the aggregate fees for professional audit services and other services rendered by Weinberg in the fiscal years ended June 30, 2017 and 2016.

	Year Ended June 30, 2017	Year Ended June 30, 2016
Audit Fees	$88,140	$98,801
Audit Related Fees	—	—
Tax Fees	24,198	24,541
All Other Fees	—	—
Total	$112,338	$123,342

Audit Fees consist of amounts billed for professional services rendered for the audit of our annual consolidated financial statements included in our Annual Reports on Form 10-K, and reviews of our interim consolidated financial statements included in our Quarterly Reports on Form 10-Q and our Registration Statement on Form S-1, including amendments thereto.

Audit-Related Fees consist of fees billed for professional services that are reasonably related to the performance of the audit or review of our consolidated financial statements but are not reported under “Audit Fees.”

Tax Fees consist of fees for professional services for tax compliance activities, including the preparation of federal and state tax returns and related compliance matters.

All Other Fees consists of amounts billed for services other than those noted above.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE “FOR” RATIFYING THE APPOINTMENT OF WEINBERG & COMPANY, P.A. AS OUR INDEPENDENT ACCOUNTANTS.

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PROPOSAL NO. 3

ADOPTION OF 2017 OMNIBUS INCENTIVE PLAN

Proposal No. 3 is the adoption of the Research Solutions, Inc. 2017 Omnibus Incentive Plan (the “2017 Plan”) pursuant to which we may issue up to 1,874,513 shares of our common stock pursuant to awards granted thereunder.

Our Board of Directors believes that the continued growth of our company depends, in large part, upon its ability to attract and motivate key employees and directors, and that equity incentive awards are an important means of attracting, retaining and motivating talented employees and directors. Accordingly, to ensure that we may continue to attract employees and directors who are expected to contribute to our success, our Board of Directors approved the 2017 Plan, which replaces our 2007 Equity Incentive Plan, as amended (the “2007 Plan”). The 2007 Plan, which will terminate on December 21, 2017, authorized a total of 7,000,000 shares for issuance to eligible participants pursuant to awards granted thereunder, 1,874,513 of which were available for new awards under the 2007 Plan. We will cease issuing awards under the 2007 Plan upon adoption of the 2017 Plan.

The 2017 Plan authorizes the issuance of 1,874,513 shares of our common stock. As of September 22, 2017, we had 24,134,992 shares of our common stock outstanding, and thus the shares eligible for grant under the 2017 Plan will represent approximately 7.8% of our shares of common stock outstanding as of September 22, 2017.

The principal features of the 2017 Plan are summarized below. This summary does not contain all information about the 2017 Plan. A copy of the complete text of the 2017 Plan is included as Appendix A to this Proxy Statement, and the following description is qualified in its entirety by reference to the text of the 2017 Plan.

Summary of the 2017 Omnibus Incentive Plan

Shares Available. A total of 1,874,513 shares of our common stock have been reserved for issuance pursuant to the 2017 Plan. Any shares of common stock that are subject to awards shall be counted against this limit on a one-for-one basis. If any shares of common stock subject to an award under the 2017 Plan are forfeited, expire or are settled for cash, the shares subject to the award may be used again for awards under the 2017 Plan to the extent of the forfeiture, expiration or cancellation on a one-for-one basis. In the event that any option or other award granted under the 2017 Plan is exercised through the tendering of shares of common stock (either actually or by attestation) or by the withholding of shares of common stock by us, then in each such case the shares so tendered or withheld shall again be available for awards under the 2017 Plan on a one-for-one basis. In addition, in the event that withholding tax liabilities arising from any option or other award under the 2017 Plan are satisfied by the tendering of shares of common stock (either actually or by attestation) or by the withholding of shares of common stock by us, then in each such case the shares of common stock so tendered or withheld shall again be available for awards under the 2017 Plan on a one-for-one basis.

Plan Administration. The 2017 Plan will be administered by our Compensation Committee which consists of three members of our Board of Directors, each of whom qualifies as a “non-employee director” under Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or Rule 16b-3, an “outside director” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and an “independent director” under the rules of the Nasdaq Stock Market. The Compensation Committee has the authority to determine the terms and conditions of awards, and to interpret and administer the 2017 Plan. The Compensation Committee may (i) delegate to a committee of one or more directors the right to make awards and to cancel or suspend awards and otherwise take action on its behalf under the 2017 Plan (to the extent not inconsistent with applicable law, including Section 162(m) of the Code, and the rules of the principal U.S. national securities exchange, if any, on which the common stock is traded), and (ii) to the extent permitted by law, delegate to an executive officer or a committee of executive officers the right to make awards to employees who are not directors or executive officers and the authority to take action on behalf of the Compensation Committee pursuant to the 2017 Plan to cancel or suspend awards under the 2017 Plan to key employees who are not directors or executive officers.

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Stock Options. Stock options may be granted under our 2017 Plan. The exercise price of options granted under our 2017 Plan must at least be equal to the fair market value of our common stock on the date of grant. The term of an incentive stock option may not exceed 10 years, except that with respect to any participant who owns more than 10% of the voting power of all classes of our outstanding stock, the term must not exceed five years and the exercise price must equal at least 110% of the fair market value on the grant date. The Compensation Committee will determine the methods of payment of the exercise price of an option, which may include cash, shares or other property acceptable to the Compensation Committee, as well as other types of consideration permitted by applicable law. After the termination of service of an employee, director or consultant, he or she may exercise his or her option for the period of time stated in his or her option agreement. Generally, if termination is due to death or disability, the option will remain exercisable for 12 months. In all other cases, the option will generally remain exercisable for three months following the termination of service. However, in no event may an option be exercised later than the expiration of its term. Subject to the provisions of our 2017 Plan, the Compensation Committee determines the other terms of options.

Stock Appreciation Rights. Stock appreciation rights (or SARs) may be granted under our 2017 Plan. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of our common stock between the exercise date and the date of grant. Stock appreciation rights may not have a term exceeding 10 years. After the termination of service of an employee, director or consultant, he or she may exercise his or her stock appreciation right for the period of time stated in his or her stock appreciation right agreement. However, in no event may a stock appreciation right be exercised later than the expiration of its term. Subject to the provisions of our 2017 Plan, the Compensation Committee determines the other terms of stock appreciation rights, including when such rights become exercisable and whether to pay any increased appreciation in cash or with shares of our common stock, or a combination thereof, except that the per share exercise price for the shares to be issued pursuant to the exercise of a stock appreciation right will be no less than 100% of the fair market value per share on the date of grant.

Restricted Stock. Restricted stock may be granted under our 2017 Plan. Restricted stock awards are grants of shares of our common stock that vest in accordance with terms and conditions established by the Compensation Committee. The Compensation Committee will determine the number of shares of restricted stock granted to any employee, director or consultant and, subject to the provisions of our 2017 Plan, will determine the terms and conditions of such awards. The Compensation Committee may impose whatever conditions to vesting it determines to be appropriate (for example, the Compensation Committee may set restrictions based on the achievement of specific performance goals or continued service to us); provided, however, that the Compensation Committee, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Recipients of restricted stock awards generally will have voting and dividend rights with respect to such shares upon grant without regard to vesting, unless the Compensation Committee provides otherwise. Shares of restricted stock that do not vest are subject to our right of repurchase or forfeiture.

Restricted Stock Units. Restricted stock units may be granted under our 2017 Plan. Restricted stock units are bookkeeping entries representing an amount equal to the fair market value of one share of our common stock. Subject to the provisions of our 2017 Plan, the Compensation Committee will determine the terms and conditions of restricted stock units, including the vesting criteria (which may include accomplishing specified performance criteria or continued service to us) and the form and timing of payment. Notwithstanding the foregoing, the Compensation Committee, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed.

Performance Units and Performance Shares. Performance units and performance shares may be granted under our 2017 Plan. Performance units and performance shares are awards that will result in a payment to a participant only if performance goals established by the Compensation Committee are achieved or the awards otherwise vest. The Compensation Committee will establish organizational or individual performance goals or other vesting criteria in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance units and performance shares to be paid out to participants. After the grant of a performance unit or performance share, the Compensation Committee, in its sole discretion, may reduce or waive any performance criteria or other vesting provisions for such performance units or performance shares. Performance units shall have an initial dollar value established by the Compensation Committee prior to the grant date. Performance shares shall have an initial value equal to the fair market value of our common stock on the grant date. The Compensation Committee, in its sole discretion, may pay earned performance units or performance shares in the form of cash, in shares or in some combination thereof.

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Outside Directors. Our 2017 Plan provides that all non-employee directors are eligible to receive all types of awards (except for incentive stock options) under the 2017 Plan.

No Repricing. Our 2017 Plan prohibits repricing of options and stock appreciation rights (other than to reflect stock splits, spin-offs or similar corporate events) unless stockholder approval is obtained. A “repricing” means a reduction in the exercise price of an option or the grant price of a stock appreciation right, the cancellation of an option or stock appreciation right in exchange for cash or another award under the 2017 Plan, or any other action with respect to an option or stock appreciation right that may be treated as a repricing under the rules of the principal U.S. national securities exchange on which the common stock is traded.

Non-transferability of Awards. Unless the Compensation Committee provides otherwise, our 2017 Plan generally does not allow for the transfer of awards and only the recipient of an award may exercise an award during his or her lifetime.

Certain Adjustments. In the event of certain changes in our capitalization, to prevent diminution or enlargement of the benefits or potential benefits available under our 2017 Plan, the Compensation Committee will adjust the number and class of shares that may be delivered under our 2017 Plan and/or the number, class and price of shares covered by each outstanding award and the numerical share limits set forth in our 2017 Plan. In the event of our proposed liquidation or dissolution, the Compensation Committee will notify participants as soon as practicable and all awards will terminate immediately prior to the consummation of such proposed transaction.

Merger or Change in Control. Our 2017 Plan provides that in the event of a merger or change in control, as defined under the 2017 Plan, each outstanding award will be treated as provided for in the individual award agreement, except that the Compensation Committee in its discretion, may determine that, upon the occurrence of a merger or change in control, each option and stock appreciation right shall terminate within a specified number of days after notice to the participant, or that the participant shall receive, with respect to each share of common stock subject to such option or stock appreciation right, an amount equal to the excess of the fair market value of such share immediately prior to the occurrence of the merger or change in control over the exercise price per share of such option or stock appreciation right.

Unless otherwise provided in an individual award agreement, in the event of a merger or change in control in which the successor company assumes or substitutes for an award granted under the 2017 Plan, if a participant’s employment with the successor company or a subsidiary thereof terminates within 12 months following such merger or change in control, (i) the options and stock appreciation rights outstanding as of the date of such termination of employment will immediately vest, become fully exercisable, and may thereafter be exercised for 12 months, and (ii) the restrictions, limitations and other conditions applicable to restricted stock and restricted stock units outstanding as of the date of such termination of employment shall lapse and the restricted stock and restricted stock units shall become free of all restrictions, limitations and conditions and become fully vested.

Unless otherwise provided in an individual award agreement, in the event of a merger or change in control in which the successor company does not assume or substitute for an award granted under the 2017 Plan, then immediately prior to the merger or change in control, (i) those options and stock appreciation rights outstanding as of the date of the merger or change in control that are not assumed or substituted for shall immediately vest and become fully exercisable, and (ii) restrictions, limitations and other conditions applicable to restricted stock and restricted stock units that are not assumed or substituted for shall lapse and the restricted stock and restricted stock units shall become free of all restrictions, limitations and conditions and become fully vested.

Amendment, Termination. Our Board of Directors will have the authority to amend, suspend or terminate the 2017 Plan provided such action does not require stockholder approval and will not impair the existing rights of any participant. Our 2017 Plan will automatically terminate in 2027, unless we terminate it sooner.

Federal Income Tax Consequences

The following discussion summarizes certain federal income tax considerations of awards under the 2017 Plan. However, it does not purport to be complete and does not describe the state, local or foreign tax considerations or the consequences for any particular individual.

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Stock Options. A participant does not realize ordinary income on the grant of a stock option. Upon exercise of a non-qualified stock option, the participant will realize ordinary income equal to the excess of the fair market value of the shares of common stock over the option exercise price. The cost basis of the shares acquired for capital gain treatment is their fair market value at the time of exercise. Upon exercise of an incentive stock option, the excess of the fair market value of the shares of common stock acquired over the option exercise price will be an item of tax preference to the participant, which may be subject to an alternative minimum tax for the year of exercise. If no disposition of the shares is made within two years from the date of granting of the incentive stock option or within one year after the transfer of the shares to the participant, the participant does not realize taxable income as a result of exercising the incentive stock option; the tax basis of the shares received for capital gain treatment is the option exercise price; and any gain or loss realized on the sale of the shares is long-term capital gain or loss. If the participant disposes of the shares within the two-year or one-year periods referred to above, the participant will realize ordinary income at that time in an amount equal to the excess of the fair market value of the shares at the time of exercise (or the net proceeds of disposition, if less) over the option exercise price. For capital gain treatment on such a disposition, the tax basis of the shares will be their fair market value at the time of exercise.

Stock Appreciation Rights. No ordinary income will be realized by a participant in connection with the grant of a SAR. When the SAR is exercised, the participant will realize ordinary income in an amount equal to the sum of the amount of any cash received and the fair market value of the shares of common stock or other property received upon the exercise.

Restricted Stock, Performance and Restricted Stock Unit Awards. The participant will not realize ordinary income on the grant of a restricted stock award (or a performance award if the shares of common stock are issued on grant), but will realize ordinary income when the shares subject to the award become vested in an amount equal to the excess of (i) the fair market value of the shares on the vesting date over (ii) the purchase price, if any, paid for the shares. The participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year the shares are granted an amount equal to the excess of (i) the fair market value of the shares on the date of issuance, over (ii) the purchase price, if any, paid for the shares. If the Section 83(b) election is made, the participant will not realize any additional taxable income when the shares become vested.

The participant will not realize ordinary income on the grant of a restricted stock unit award (or a performance award under which shares of common stock are not issued on grant), but will realize ordinary income when the shares subject to the award are issued to the participant after they become vested. The amount of ordinary income will be equal to the excess of (i) the fair market value of the shares on the date they are issued over (ii) the purchase price, if any, paid for the award.

Upon disposition of shares of common stock acquired under a restricted stock award, performance award or restricted stock unit award, the participant will realize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for the shares plus any amount realized as ordinary income upon grant (or vesting) of the shares.

Company Tax Deduction. We generally will be entitled to a tax deduction in connection with an award under the 2017 Plan, subject to the provisions of Section 162(m) of the Code, in an amount equal to the ordinary income realized by a participant and at the time the participant realizes such income (for example, on the exercise of a nonqualified stock option). While we remain a smaller reporting company, Section 162(m) of the Code may limit the deductibility of compensation paid to our chief executive officer and to each of the next two most highly compensated executive officers. Under Section 162(m), the annual compensation paid to any of these executives will be deductible to the extent that it does not exceed $1,000,000 or if the compensation is treated as performance-based compensation under Section 162(m) of the Code. Compensation attributable to stock options and SARs under the 2017 Plan should qualify as performance-based compensation if the awards are made by the Compensation Committee and the exercise or grant price of the award is no less than the fair market value of the common stock on the date of grant. Compensation attributable to restricted stock awards, restricted stock unit awards and performance awards should qualify as performance-based compensation if (i) the compensation is approved by the Compensation Committee, (ii) the compensation is paid only upon the achievement of an objective performance goal established in writing by the Compensation Committee while the outcome is substantially uncertain, and (iii) the Compensation Committee certifies in writing prior to the payment of the compensation that the performance goal has been satisfied.

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Required Vote

Adoption of the 2017 Plan will require the affirmative vote of a majority of the shares of our common stock present or represented and entitled to vote at the Annual Meeting with respect to such proposal. Our Board of Directors is of the opinion that the 2017 Plan is in the best interests of our company and its stockholders and recommends a vote for the adoption of the 2017 Plan. All proxies will be voted to approve the adoption of the 2017 Plan unless a contrary vote is indicated on the enclosed proxy card.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE “FOR” THE ADOPTION OF THE RESEARCH SOLUTIONS, INC. 2017 OMNIBUS INCENTIVE PLAN.

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PROPOSAL NO. 4

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”), we are required to include in this Proxy Statement and present at the Annual Meeting a non-binding stockholder vote to approve the compensation of our executives, as described in this Proxy Statement, pursuant to the compensation disclosure rules of the SEC. Proposal No. 4, commonly known as a “say on pay” vote, gives stockholders the opportunity to endorse or not endorse the compensation of our executives as disclosed in this Proxy Statement. This proposal will be presented at the Annual Meeting as a resolution in substantially the following form:

RESOLVED, that the stockholders approve the compensation of the Company’s executives, as disclosed in the compensation tables and related narrative disclosure in the Company’s proxy statement for the Annual Meeting.

This vote will not be binding on our Board of Directors and may not be construed as overruling a decision by our Board of Directors or creating or implying any change to the fiduciary duties of our Board of Directors. The vote will not affect any compensation previously paid or awarded to any executive. Our Compensation Committee and our Board of Directors may, however, take into account the outcome of the vote when considering future executive compensation arrangements.

The purpose of our compensation programs is to attract and retain experienced, highly qualified executives critical to our long-term success and enhancement of stockholder value.

Required Vote

Endorsement of the compensation of our executive officers will require the affirmative vote of a majority of the shares of our common stock present or represented and entitled to vote at the Annual Meeting with respect to such proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RESOLUTION APPROVING THE COMPENSATION OF OUR EXECUTIVES.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes all compensation for the last two fiscal years awarded to, earned by, or paid to our Chief Executive Officer (principal executive officer) and our two most highly compensated executive officers other than our CEO who were serving as executive officers at the end of our last completed fiscal year, whose total compensation exceeded $100,000 during such fiscal year ends.

Name and principle Position	Fiscal Year	Salary ($)	Bonus ($)	Stock awards ($)		Option awards ($)	All other compensation ($)	Total ($)
Peter Victor Derycz	2017	330,095	96,327	54,997	(1)	-	15,817	497,236
Chief Executive Officer and President	2016	317,400	60,000	66,222	(2)	-	14,237	457,859

Alan Louis Urban	2017	240,700	73,210	41,249	(3)	-	14,061	369,220
Chief Financial Officer and Secretary	2016	231,440	45,000	49,671	(4)	-	11,617	337,728

Scott Ahlberg	2017	213,125	73,210	46,368	(5)	-	14,168	346,871
Chief Operating Officer	2016	204,930	45,000	49,671	(4)	-	12,180	311,781

(1)	Represents the grant date fair value of 21,818 shares of restricted stock granted on August 23, 2016, 6,666 shares of restricted stock granted on November, 2016, 11,305 shares of restricted stock granted on February 16, 2017, and 13,947 shares of restricted stock granted on May 11, 2017. The grant date fair value was estimated using the market price of our common stock at the date of grant. The restricted stock vests over a three-year period, with a one year cliff vesting period, and remains subject to forfeiture if vesting conditions are not met.

(2)	Represents the grant date fair value of 32,000 shares of restricted stock granted on August 4, 2015, 17,143 shares of restricted stock granted on February 8, 2016, 28,755 shares of restricted stock granted on February 25, 2016, and 9,333 shares of restricted stock granted on May 24, 2016. The grant date fair value was estimated using the market price of our common stock at the date of grant. The restricted stock vests over a three-year period, with a one year cliff vesting period, and remains subject to forfeiture if vesting conditions are not met.

(3)	Represents the grant date fair value of 16,364 shares of restricted stock granted on August 23, 2016, 5,000 shares of restricted stock granted on November 21, 2016, 8,479 shares of restricted stock granted on February 16, 2017, and 10,460 shares of restricted stock granted on May 11, 2017. The grant date fair value was estimated using the market price of our common stock at the date of grant. The restricted stock vests over a three-year period, with a one year cliff vesting period, and remains subject to forfeiture if vesting conditions are not met.

(4)	Represents the grant date fair value of 24,000 shares of restricted stock granted on August 4, 2015, 12,857 shares of restricted stock granted on February 8, 2016, 21,570 shares of restricted stock granted on February 25, 2016, and 7,000 shares of restricted stock granted on May 24, 2016. The grant date fair value was estimated using the market price of our common stock at the date of grant. The restricted stock vests over a three-year period, with a one year cliff vesting period, and remains subject to forfeiture if vesting conditions are not met.

(5)	Represents the grant date fair value of 16,364 shares of restricted stock granted on August 23, 2016, 8,333 shares of restricted stock granted on November 21, 2016, 9,903 shares of restricted stock granted on February 16, 2017, and 10,456 shares of restricted stock granted on May 11, 2017. The grant date fair value was estimated using the market price of our common stock at the date of grant. The restricted stock vests over a three-year period, with a one year cliff vesting period, and remains subject to forfeiture if vesting conditions are not met.

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Employment Agreements

Peter Victor Derycz

On July 1, 2010, we entered into an executive employment agreement with Mr. Derycz which was subsequently amended on June 30, 2017. Under the terms of the executive employment agreement, Mr. Derycz has agreed to serve as our Chief Executive Officer and President on an at-will basis. The term of the agreement ends on June 30, 2019. The agreement provides for a base salary of $340,000 per year. No part of Mr. Derycz’s salary is allocated to his duties as a director of our company.

The agreement contains provisions that prohibit Mr. Derycz from soliciting our customers or employees during his employment with us and for one year afterward. The agreement also contains provisions that restrict disclosure by Mr. Derycz of our confidential information and assign ownership to us of inventions related to our business that are created by him during his employment. We may terminate the agreement at any time, with or without cause. Mr. Derycz will be eligible to receive an amount equal to three (3) months of his then-current base salary payable in the form of salary continuation if he is terminated without cause. Mr. Derycz may terminate the agreement at any time, with or without reason, upon four weeks’ advance written notice.

Alan Louis Urban

On November 3, 2011, we entered into an executive employment agreement with Mr. Urban which was subsequently amended on June 30, 2017. Under the terms of the executive employment agreement, Mr. Urban has agreed to serve as our Chief Financial Officer on an at-will basis. The term of the agreement ends on June 30, 2019. The agreement provides for a base salary of $250,000 per year.

The agreement contains provisions that prohibit Mr. Urban from soliciting our customers or employees during his employment with us and for one year afterward. The agreement also contains provisions that restrict disclosure by Mr. Urban of our confidential information and assign ownership to us of inventions related to our business that are created by him during his employment. We may terminate the agreement at any time, with or without cause. Mr. Urban will be eligible to receive an amount equal to three (3) months of his then-current base salary payable in the form of salary continuation if he is terminated without cause. Mr. Urban may terminate the agreement at any time, with or without reason, upon four weeks’ advance written notice.

Scott Ahlberg

On July 1, 2010, we entered into an executive employment agreement with Mr. Ahlberg which was subsequently amended on June 30, 2017. Under the terms of the executive employment agreement, Mr. Ahlberg has agreed to serve as Chief Operating Officer on an at-will basis. The term of the agreement ends on June 30, 2019. The agreement provides for a base salary of $220,000 per year.

The agreement contains provisions that prohibit Mr. Ahlberg from soliciting our customers or employees during his employment with us and for one year afterward. The agreement also contains provisions that restrict disclosure by Mr. Ahlberg of our confidential information and assign ownership to us of inventions related to our business that are created by him during his employment. We may terminate the agreement at any time, with or without cause. Mr. Ahlberg will be eligible to receive an amount equal to three (3) months of his then-current base salary payable in the form of salary continuation if he is terminated without cause. Mr. Ahlberg may terminate the agreement at any time, with or without reason, upon four weeks’ advance written notice.

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Janice Peterson

On July 1, 2010, we entered into an executive employment agreement with Ms. Peterson which was subsequently amended on June 30, 2017. Under the terms of the executive employment agreement, Ms. Peterson has agreed to serve as Chief Publisher Relations Officer on an at-will basis. The term of the agreement ends on June 30, 2019. The agreement provides for a base salary of $200,000 per year. No part of Ms. Peterson's salary is allocated to her duties as a director of our company.

The agreement contains provisions that prohibit Ms. Peterson from soliciting our customers or employees during her employment with us and for one year afterward. The agreement also contains provisions that restrict disclosure by Ms. Peterson of our confidential information and assign ownership to us of inventions related to our business that are created by her during her employment. We may terminate the agreement at any time, with or without cause. Ms. Peterson will be eligible to receive an amount equal to three (3) months of her then-current base salary payable in the form of salary continuation if she is terminated without cause. Ms. Peterson may terminate the agreement at any time, with or without reason, upon four weeks’ advance written notice.

Ian Palmer

On July 1, 2013, we entered into an executive employment agreement with Mr. Palmer which was subsequently amended on June 30, 2017. Under the terms of the executive employment agreement, Mr. Palmer has agreed to serve as our Chief Sales and Marketing Officer on an at-will basis. The term of the agreement ends on June 30, 2019. The agreement provides for a base salary of $200,000 per year.

The agreement contains provisions that prohibit Mr. Palmer from soliciting our customers or employees during his employment with us and for one year afterward. The agreement also contains provisions that restrict disclosure by Mr. Palmer of our confidential information and assign ownership to us of inventions related to our business that are created by him during his employment. We may terminate the agreement at any time, with or without cause. Mr. Palmer will be eligible to receive an amount equal to three (3) months of his then-current base salary payable in the form of salary continuation if he is terminated without cause. Mr. Palmer may terminate the agreement at any time, with or without reason, upon four weeks’ advance written notice.

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Outstanding Equity Awards at Fiscal Year End

The following table sets forth information regarding stock options, warrants and other stock awards (restricted stock) for each named executive officer as of June 30, 2017.

	Number of	Number of
	securities	securities			Stock Awards:		Stock Awards:
	underlying	underlying	Option/	Option/	Number of		Market value of
	unexercised	unexercised	Warrant	Warrant	shares of stock		shares of stock
	options/warrants	options/warrants	exercise	expiration	that have not		that have not
Name	exercisable (#)	unexercisable (#)	price ($)	date (1)	vested (#)		vested ($)
Peter Victor Derycz	32,000	-	$1.25	2/13/2023	-		-
	16,000	-	$1.85	5/20/2023	-		-
	6,000	-	$1.25	6/23/2021	-		-
	-	-	-	-	1,905	(2)	$1,238	(3)
	-	-	-	-	5,556	(4)	$5,556	(5)
	-	-	-	-	6,209	(6)	$6,519	(7)
	-	-	-	-	10,667	(8)	$9,600	(9)
	-	-	-	-	7,143	(10)	$4,286	(11)
	-	-	-	-	14,378	(12)	$8,483	(13)
	-	-	-	-	5,444	(14)	$5,934	(15)
	-	-	-	-	21,818	(16)	$21,163	(17)
	-	-	-	-	6,666	(18)	$6,999	(19)
	-	-	-	-	11,305	(20)	$12,888	(21)
	-	-	-	-	13,947	(22)	$13,947	(23)

Alan Louis Urban	100,000	-	$1.02	7/27/2020	-		-
	125,000	-	$1.30	3/5/2022	-		-
	24,000	-	$1.15	2/6/2023	-		-
	1,800	-	$1.25	6/23/2021	-		-
	-	-	-	-	1,428	(2)	$928	(3)
	-	-	-	-	4,167	(4)	$4,167	(5)
	-	-	-	-	4,656	(6)	$4,889	(7)
	-	-	-	-	8,000	(8)	$7,200	(9)
	-	-	-	-	5,357	(10)	$3,214	(11)
	-	-	-	-	10,785	(12)	$6,363	(13)
	-	-	-	-	4,083	(14)	$4,451	(15)
	-	-	-	-	16,364	(16)	$15,873	(17)
	-	-	-	-	5,000	(18)	$5,250	(19)
	-	-	-	-	8,479	(20)	$9,666	(21)
	-	-	-	-	10,460	(22)	$10,460	(23)

Scott Ahlberg	75,000	-	$1.50	12/21/2017	-		-
	75,000	-	$1.00	5/28/2019	-		-
	20,000	-	$1.02	7/27/2020	-		-
	25,600	-	$1.15	2/6/2023	-		-
	1,500	-	$1.25	6/23/2021	-		-
	-	-	-	-	1,428	(2)	$928	(3)
	-	-	-	-	4,167	(4)	$4,167	(5)
	-	-	-	-	4,656	(6)	$4,889	(7)
	-	-	-	-	8,000	(8)	$7,200	(9)
	-	-	-	-	5,357	(10)	$3,214	(11)
	-	-	-	-	10,785	(12)	$6,363	(13)
	-	-	-	-	4,083	(14)	$4,451	(15)
	-	-	-	-	16,364	(16)	$15,873	(17)
	-	-	-	-	8,333	(18)	$8,750	(19)
	-	-	-	-	9,903	(20)	$11,289	(21)
	-	-	-	-	10,456	(22)	$10,456	(23)

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(1)	Stock options expire ten years from the grant date.
(2)	The restricted stock was granted on November 7, 2014 and vest over a three year period, with a one year cliff vesting period.
(3)	Based on a market closing price per share of common stock of $0.65 on November 7, 2014.
(4)	The restricted stock was granted on March 10, 2015 and vest over a three year period, with a one year cliff vesting period.
(5)	Based on a market closing price per share of common stock of $1.00 on March 10, 2015.
(6)	The restricted stock was granted on May 22, 2015 and vest over a three year period, with a one year cliff vesting period.
(7)	Based on a market closing price per share of common stock of $1.05 on May 22, 2015.
(8)	The restricted stock was granted on August 4, 2015 and vest over a three year period, with a one year cliff vesting period.
(9)	Based on a market closing price per share of common stock of $0.90 on August 4, 2015.
(10)	The restricted stock was granted on February 8, 2016 and vest over a three year period, with a one year cliff vesting period.
(11)	Based on a market closing price per share of common stock of $0.60 on February 8, 2016.
(12)	The restricted stock was granted on February 25, 2016 and vest over a three year period, with a one year cliff vesting period.
(13)	Based on a market closing price per share of common stock of $0.59 on February 25, 2016.
(14)	The restricted stock was granted on May 24, 2016 and vest over a three year period, with a one year cliff vesting period.
(15)	Based on a market closing price per share of common stock of $1.09 on May 24, 2016.
(16)	The restricted stock was granted on August 23, 2016 and vest over a three year period, with a one year cliff vesting period.
(17)	Based on a market closing price per share of common stock of $0.97 on August 23, 2016.
(18)	The restricted stock was granted on November 21, 2016 and vest over a three year period, with a one year cliff vesting period.
(19)	Based on a market closing price per share of common stock of $1.05 on November 21, 2016.
(20)	The restricted stock was granted on February 16, 2017 and vest over a three year period, with a one year cliff vesting period.
(21)	Based on a market closing price per share of common stock of $1.14 on February 16, 2017.
(22)	The restricted stock was granted on May 11, 2017 and vest over a three year period, with a one year cliff vesting period.
(23)	Based on a market closing price per share of common stock of $1.00 on May 11, 2017.

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Director Compensation

The following table presents information regarding compensation awarded or paid to our directors for our fiscal year ended June 30, 2017 for the services rendered by them to the Company in all capacities.

Name	Fiscal Year	Fees earned or paid in cash ($)	Stock awards ($)	Warrant and Option Awards ($)	All other Compensation ($)		Total ($)
(a)		(b)	(c)	(d)	(g)		(h)
John Regazzi (5)	2017	27,000	-	90,000	-		117,000
	2016	22,500	-	67,200	-		89,700
Gen. Merrill McPeak (6)	2017	13,500	-	45,000	-		58,500
	2016	12,000	-	30,000	-		42,000
Chap J. Cooper (7)	2017	13,500	-	45,000	-		58,500
	2016	3,000	-	27,563	-		30,563
Janice Peterson (8)	2017	-	-	-	315,412	(1)	315,412
	2016	-	-	-	287,175	(2)	287,175
Gregory Suess, former	2017	-	-	-	-		-
Director (9)	2016	4,000	-	-	20,873	(3)	24,873
Scott Ogilvie, former	2017	-	-	-	-		-
Director (10)	2016	12,000	-	30,000	-		42,000
Paul Kessler, former	2017	-	-	-	-		-
Director (11)	2016	4,000	-	-	8,942	(4)	12,942

(1)	Ms. Peterson received no compensation for her services as a director of the Company. Other compensation represents the following amounts paid to Ms. Peterson for her services as an employee of the Company: salary in the amount of $195,605, bonus in the amount of $73,209, grant date fair value of restricted stock of $41,249 (represents the grant date fair value of 16,364 shares of restricted stock granted on August 23, 2016, 5,000 shares of restricted stock granted on November 21, 2016, 8,479 shares of restricted stock granted on February 16, 2017, and 10,460 shares of restricted stock granted on May 11, 2017.). The grant date fair value was estimated using the market price of the Company’s common stock at the date of grant. The restricted stock vests over a three year period, with a one year cliff vesting period, and remain subject to forfeiture if vesting conditions are not met, and other compensation in the amount of $5,349.
(2)	Ms. Peterson received no compensation for her services as a director of the Company. Other compensation represents the following amounts paid to Ms. Peterson for her services as an employee of the Company: salary in the amount of $188,080, bonus in the amount of $45,000, grant date fair value of restricted stock of $49,671 (represents the grant date fair value of 24,000 shares of restricted stock granted on August 4, 2015, 12,857 shares of restricted stock granted on February 8, 2016, 21,570 shares of restricted stock granted on February 25, 2016, and 7,000 shares of restricted stock granted on May 24, 2016). The grant date fair value was estimated using the market price of the Company’s common stock at the date of grant. The restricted stock vests over a three year period, with a one year cliff vesting period, and remain subject to forfeiture if vesting conditions are not met, and other compensation in the amount of $4,424.
(3)	On December 4, 2015, stock options to purchase an aggregate of 175,000 shares of the Company’s common stock were modified to extend the amount of time allowed to exercise the stock options after separation from three months to twenty four months.
(4)	On December 4, 2015, stock options to purchase 75,000 shares of the Company’s common stock were modified to extend the amount of time allowed to exercise the stock options after separation from three months to twenty four months.
(5)	Outstanding equity awards as of June 30, 2017 consists of options to purchase 30,000 shares of common stock at $1.10 per share, options to purchase 16,000 shares of common stock at $0.80 per share, options to purchase 150,000 shares of common stock at $0.70 per share, and options to purchase 150,000 shares of common stock at an exercise price of $1.05 per share.
(6)	Outstanding equity awards as of June 30, 2017 consists of shares underlying warrants to purchase 50,000 shares of common stock at an exercise price of $1.25 per share, warrants to purchase 50,000 shares of common stock at an exercise price of $1.19 per share, options to purchase 50,000 shares of common stock at an exercise price of $1.15 per share, options to purchase 125,000 shares of common stock at an exercise price of $1.05 per share, options to purchase 75,000 shares of common stock at an exercise price of $1.10 per share, and options to purchase 75,000 shares of common stock at an exercise price of $0.70 per share.

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(7)	Outstanding equity awards as of June 30, 2017 consists of options to purchase 43,750 shares of common stock at an exercise price of $1.09 per share, and options to purchase 75,000 shares of common stock at an exercise price of $1.05 per share.
(8)	Outstanding equity awards as of June 30, 2017 consists of options to purchase 85,000 shares of common stock at an exercise price of $1.50 per share, options to purchase 75,000 shares of common stock at an exercise price of $1.00 per share, options to purchase 40,000 shares of common stock at an exercise price of $1.02 per share, options to purchase 17,600 shares of common stock at an exercise price of $1.15 per share, and 78,780 shares of unvested restricted stock. The restricted stock vests over a three year period, with a one year cliff vesting period, and remains subject to forfeiture if vesting conditions are not met.
(9)	Outstanding equity awards as of June 30, 2017 consists of shares underlying warrants to purchase 50,000 shares of common stock at an exercise price of $1.25 per share, warrants to purchase 50,000 shares of common stock at an exercise price of $1.19 per share, options to purchase 50,000 shares of common stock at an exercise price of $1.15 per share, options to purchase 50,000 shares of common stock at an exercise price of $1.05 per share, and options to purchase 75,000 shares of common stock at an exercise price of $1.10 per share.
(10)	Outstanding equity awards as of June 30, 2017 consist of 25,000 shares of common stock.
(11)	Outstanding equity awards as of June 30, 2017 consist of options to purchase 75,000 shares of common stock at an exercise price of $1.10 per share.

In fiscal 2017 our non-employee Chairman of the Board received $27,000 and options to purchase 150,000 shares of our common stock for attending meetings and serving on our board of directors. In fiscal 2017 and 2016, other non-employee directors of our company received $13,500 and $12,000, respectively, and options to purchase 75,000 shares of our common stock, for attending meetings and serving on our Board of Directors. We expect to compensate our non-employee directors with a combination of cash and options to purchase our common stock going forward. Compensation payable to non-employee directors may be adjusted from time to time, as approved by our Board of Directors.

Indemnification of Directors and Executive Officers and Limitation of Liability

We are a Nevada Corporation. The Nevada Revised Statutes and certain provisions of our Amended and Restated Bylaws under certain circumstances provide for indemnification of our officers, directors and controlling persons against liabilities which they may incur in such capacities. A summary of the circumstances in which such indemnification is provided for is contained herein, but this description is qualified in its entirety by reference to our Amended and Restated Bylaws and to the statutory provisions.

In general, any officer, director, employee or agent may be indemnified against expenses, fines, settlements or judgments arising in connection with a legal proceeding to which such person is a party, if that person’s actions were in good faith, were believed to be in our best interest, and were not unlawful. Unless such person is successful upon the merits in such an action, indemnification may be awarded only after a determination by independent decision of our Board of Directors, by legal counsel, or by a vote of our stockholders, that the applicable standard of conduct was met by the person to be indemnified.

The circumstances under which indemnification is granted in connection with an action brought on our behalf is generally the same as those set forth above; however, with respect to such actions, indemnification is granted only with respect to expenses actually incurred in connection with the defense or settlement of the action. In such actions, the person to be indemnified must have acted in good faith and in a manner believed to have been in our best interest, and have not been adjudged liable for negligence or misconduct.

Indemnification may also be granted pursuant to the terms of agreements which may be entered in the future or pursuant to a vote of stockholders or directors. The Nevada Revised Statutes also grant us the power to purchase and maintain insurance which protects our officers and directors against any liabilities incurred in connection with their service in such a position, and such a policy may be obtained by us.

We have not entered into separate indemnification agreements with our directors and executive officers.

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A stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions. At present, there is no pending litigation or proceeding involving any of our directors, officers or employees regarding which indemnification by us is sought, nor are we aware of any threatened litigation that may result in claims for indemnification.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that, in the opinion of the SEC, this indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of September 22, 2017, with respect to the holdings of (1) each person who is the beneficial owner of more than five percent of our common stock, (2) each of our directors, (3) each named executive officer, and (4) all of our directors and executive officers as a group.

Beneficial ownership of our common stock is determined in accordance with the rules of the Securities and Exchange Commission and includes any shares of common stock over which a person exercises sole or shared voting or investment powers, or of which a person has a right to acquire ownership at any time within 60 days of September 22, 2017. Except as otherwise indicated, and subject to applicable community property laws, the persons named in this table have sole voting and investment power with respect to all shares of common stock held by them. The address of each director and officer is c/o Research Solutions, Inc., 15821 Ventura Boulevard, Suite 165, Encino, California 91436. Applicable percentage ownership in the following table is based on 24,134,992 shares of common stock outstanding as of September 22, 2017 plus, for each person, any securities that person has the right to acquire within 60 days of September 22, 2017.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Outstanding
Executive Officers and Directors:
Peter Victor Derycz (1)	3,753,629	15.5%
Alan Louis Urban (2)	544,669	2.2%
Scott Ahlberg (3)	473,692	1.9%
Janice Peterson (4)	455,511	1.9%
Ian Palmer (5)	293,200	1.2%
John Regazzi (6)	493,500	2.0%
Chad J. Cooper (7)	690,750	2.8%
General Merrill McPeak (8)	559,608	2.3%
Directors and officers as a group (8 persons) (9)	7,264,559	27.9%

5% Stockholders:
Bristol Investment Fund, Ltd (10). 1100 Glendon Avenue, Suite 850 Los Angeles, CA 90024	4,825,772	20.0%
12 West Capital Fund LP (11) 90 Park Avenue, 41st Floor New Yori, NY 10016	4,883,119	19.5%
12 West Capital Offshore Fund LP (12) 90 Park Avenue, 41st Floor New York, NY 10016	3,437,881	13.9%
Samjo Capital, LLC (13) 1345 Avenue of the Americas, 3rd Floor New York, NY 10105	1,219,344	5.1%

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(1)	Includes shares underlying options to purchase 32,000 shares of common stock at an exercise price of $1.25 per share, options to purchase 16,000 shares of common stock at an exercise price of $1.85 per share, and warrants to purchase 6,000 shares of common stock at an exercise price of $1.25 per share, and 144,411 shares of unvested restricted stock. The restricted stock vests over a three year period, with a one year cliff vesting period, and remains subject to forfeiture if vesting conditions are not met.
(2)	Includes 5,000 shares owned by the wife of Mr. Urban, 5,000 shares owned by each of the three children of Mr. Urban, shares underlying options to purchase 100,000 shares of common stock at an exercise price of $1.02 per share, options to purchase 125,000 shares of common stock at an exercise price of $1.30 per share, options to purchase 24,000 shares of common stock at an exercise price of $1.15 per share, and warrants to purchase 1,800 shares of common stock at an exercise price of $1.25 per share, and 109,274 shares of unvested restricted stock. The restricted stock vests over a three year period, with a one year cliff vesting period, and remains subject to forfeiture if vesting conditions are not met.
(3)	Includes shares underlying options to purchase 75,000 shares of common stock at an exercise price of $1.50 per share, options to purchase 75,000 shares of common stock at an exercise price of $1.00 per share, options to purchase 20,000 shares of common stock at an exercise price of $1.02 per share, options to purchase 25.600 shares of common stock at an exercise price of $1.15 per share, and warrants to purchase 1,500 shares of common stock at an exercise price of $1.25 per share, and 109,032 shares of unvested restricted stock. The restricted stock vests over a three year period, with a one year cliff vesting period, and remains subject to forfeiture if vesting conditions are not met.
(4)	Includes shares underlying options to purchase 85,000 shares of common stock at an exercise price of $1.50 per share, options to purchase 75,000 shares of common stock at an exercise price of $1.00 per share, options to purchase 40,000 shares of common stock at an exercise price of $1.02 per share, options to purchase 17,600 shares of common stock at an exercise price of $1.15 per share, and warrants to purchase 1,200 shares of common stock at an exercise price of $1.25 per share, and 109,274 shares of unvested restricted stock. The restricted stock vests over a three year period, with a one year cliff vesting period, and remains subject to forfeiture if vesting conditions are not met.
(5)	Includes shares underlying options to purchase 10,000 shares of common stock at an exercise price of $1.00 per share, options to purchase 20,000 shares of common stock at an exercise price of $1.02 per share, options to purchase 20,000 shares of common stock at an exercise price of $1.30 per share, options to purchase 16,000 shares of common stock at an exercise price of $1.15 per share, and warrants to purchase 1,500 shares of common stock at an exercise price of $1.25 per share, and 109,032 shares of unvested restricted stock. The restricted stock vests over a three year period, with a one year cliff vesting period, and remains subject to forfeiture if vesting conditions are not met.
(6)	Includes shares underlying warrants to purchase 22,500 shares of common stock at an exercise price of $1.25 per share, options to purchase 30,000 shares of common stock at $1.10 per share, options to purchase 16,000 shares of common stock at $0.80 per share, options to purchase 150,000 shares of common stock at $0.70 per share, and options to purchase 150,000 shares of common stock at an exercise price of $1.05 per share.
(7)	Includes 315,500 shares of common stock held by DO Capital Management, Inc., 11,500 shares of common stock held by Mr. Cooper’s SEP IRA, and shares underlying warrants to purchase 195,000 shares of common stock at an exercise price of $1.25 per share, and options to purchase 43,750 shares of common stock at an exercise price of $1.09 per share, and options to purchase 75,000 shares of common stock at an exercise price of $1.05 per share. Mr. Cooper exercises voting and investment power over the shares held by DO Capital Management, Inc. and his SEP IRA.
(8)	Includes shares underlying warrants to purchase 50,000 shares of common stock at an exercise price of $1.25 per share, warrants to purchase 50,000 shares of common stock at an exercise price of $1.19 per share, warrants to purchase 7,500 shares of common stock at an exercise price of $1.25 per share, options to purchase 50,000 shares of common stock at an exercise price of $1.15 per share, options to purchase 125,000 shares of common stock at an exercise price of $1.05 per share, options to purchase 75,000 shares of common stock at an exercise price of $1.10 per share, and options to purchase 75,000 shares of common stock at an exercise price of $0.70 per share.
(9)	Includes shares underlying options to purchase 1,565,950 shares of common stock and warrants to purchase 337,000 shares of common stock, and 581,025 shares of unvested restricted stock.
(10)	Paul Kessler exercises voting and investment power over the shares held by Bristol Investment Fund, Ltd. and is the brother-in-law of Peter Victor Derycz. Mr. Kessler previously served as a member of our board of directors from August 18, 2014 through November 6, 2015.
(11)	Includes shares underlying warrants to purchase 880,500 shares of common stock at an exercise price of $1.25 per share. Joel Ramin, the General Partner of 12 West Management LP, the investment manager of 12 West Capital Fund LP, exercises voting and investment power over the shares held by 12 West Capital Fund LP but disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

25

(12)	Includes shares underlying warrants to purchase 619,500 shares of common stock at an exercise price of $1.25 per share. Joel Ramin, the General Partner of 12 West Management LP, the investment manager of 12 West Capital Offshore Fund LP, exercises voting and investment power over the shares held by 12 West Capital Offshore Fund LP but disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.
(13)	Andrew N. Wiener, the sole managing member of Samjo Capital, LLC and Samjo Management, LLC, exercises voting and investment power over the shares held by Samjo Capital, LLC.

Equity Compensation Plan Information

In December 2007, we established the 2007 Equity Compensation Plan (the “Plan”). The Plan was approved by our board of directors and stockholders. The purpose of the Plan is to grant stock and options to purchase our common stock to our employees, directors and key consultants. On November 10, 2016, the maximum number of shares of common stock that may be issued pursuant to awards granted under the Plan increased from 5,000,000 to 7,000,000, as approved by our board of directors and stockholders. Cancelled and forfeited stock options and stock awards may again become available for grant under the Plan. There were 2,161,160 shares available for grant under the Plan as of June 30, 2017. All stock option grants are made under the 2007 Equity Compensation Plan. The following table provides information as of June 30, 2017 with respect to the Plan, which is the only compensation plan under which our equity securities are authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights(1) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders (2007 Equity Compensation Plan)	4,703,507	(2)	$1.15	2,161,160

Equity compensation plans not approved by stockholders	200,000	(3)	$1.22	—

Total	4,903,507			2,161,160

(1)	The weighted average exercise price excludes restricted stock awards, which have no exercise price.
(2)	Shares underlying options to purchase 3,130,310 shares of common stock and 1,573,197 shares of restricted common stock.
(3)	Shares underlying warrants to purchase 200,000 shares of common stock.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Officers and Directors

Other than the transactions described herein, since July 1, 2015, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or will be a party:

•	in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years; and

•	in which any director, executive officer, stockholder who beneficially owns more than 5% of our common stock or any member of their immediate family had or will have a direct or indirect material interest.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC and to furnish our company with copies of all Section 16(a) forms they file. Our review of copies of the Section 16(a) reports filed during the fiscal year ended June 30, 2017 indicates that all filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

STOCKHOLDER PROPOSALS

In order for a stockholder proposal to be considered for inclusion in our Proxy Statement for our 2018 annual meeting of stockholders, the written proposal must be received by us no later than May 28, 2018, and should contain the information required by our Amended and Restated Bylaws. If the date of next year’s annual meeting is moved more than 30 days before or after November 21, 2018, the first anniversary of this year’s Annual Meeting, the deadline for inclusion of proposals in our Proxy Statement is instead a reasonable time before we begin to print and mail our proxy materials for next year’s meeting. Any proposals will also need to comply with Rule 14a-8 of the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended, regarding the inclusion of stockholder proposals in company sponsored proxy materials. Proposals should be addressed to our Secretary at our principal executive offices.

If you intend to present a proposal at our 2018 annual meeting of stockholders and the proposal is not intended to be included in our Proxy Statement relating to that meeting, you must give us advance notice of the proposal in accordance with our Amended and Restated Bylaws. Pursuant to our Amended and Restated Bylaws, in order for a stockholder proposal to be deemed properly presented in these circumstances, a stockholder must deliver notice of the proposal to our Secretary, at our principal executive offices, from and after July 24, 2018 through August 23, 2018. However, if the date of our 2018 annual meeting of stockholders is more than 30 days before or after November 21, 2018, the first anniversary of this year’s Annual Meeting, stockholders must give us notice of any stockholder proposals after the 120th day prior to next year’s annual meeting and before the 90th day prior to next year’s annual meeting, or, if later, the 10th day following the day on which we first make public announcement of the date of next year’s annual meeting. If a stockholder does not provide us with notice of a stockholder proposal in accordance with the deadlines described above, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the meeting. If the stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Securities Exchange Act of 1934, as amended, we may exercise discretionary voting authority under proxies that we solicit to vote in accordance with our best judgment on any such stockholder proposal or nomination.

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DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We are delivering this Proxy Statement and an annual report to all stockholders of record as of the record date. Stockholders residing in the same household who hold their shares in the name of a bank, broker or other holder of record may receive only one Proxy Statement and annual report if previously notified by their bank, broker or other holder. This process, by which only one proxy statement and annual report, as the case may be, is delivered to multiple security holders sharing an address, unless contrary instructions are received from one or more of the security holders, is called “householding.” Householding may provide convenience for stockholders and cost savings for companies. Once begun, householding may continue unless instructions to the contrary are received from one or more of the stockholders within the household.

Street name stockholders in a single household who received only one copy of the Proxy Statement or annual report may request to receive separate copies in the future by following the instructions provided on the voting instruction form sent to them by their bank, broker or other holder of record. Similarly, street name stockholders who are receiving multiple copies may request that only a single set of materials be sent to them in the future by checking the appropriate box on the voting instruction form. Otherwise, street name stockholders should contact their bank, broker or other holder.

Copies of this Proxy Statement and our annual report are available promptly by calling (310) 477-0354, or by writing to Research Solutions, Inc., 15821 Ventura Boulevard, Suite 165, Encino, California 91436. If you are receiving multiple copies of this Proxy Statement, you also may request orally or in writing to receive a single copy of this Proxy Statement by calling (310) 477-0354, or writing to Research Solutions, Inc., Attention: Investor Relations, 15821 Ventura Boulevard, Suite 165, Encino, California 91436.

OTHER MATTERS

Our Board of Directors is not aware of any matter to be acted upon at the Annual Meeting other than described in this Proxy Statement. Unless otherwise directed, all shares represented by the persons named in the accompanying proxy will be voted in favor of the proposals described in this Proxy Statement. If any other matter properly comes before the meeting, however, the proxy holders will vote thereon in accordance with their best judgment.

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Appendix A

RESEARCH SOLUTIONS, INC.

2017 OMNIBUS INCENTIVE PLAN

Research Solutions, Inc. (the “Company”), a Nevada corporation, hereby establishes and adopts the following 2017 Omnibus Incentive Plan (the “Plan”).

1.	PURPOSE OF THE PLAN

The purpose of the Plan is to assist the Company and its Subsidiaries in attracting and retaining selected individuals to serve as employees, directors, consultants and/or advisors who are expected to contribute to the Company’s success and to achieve long-term objectives that will benefit stockholders of the Company through the additional incentives inherent in the Awards hereunder.

2.	DEFINITIONS

2.1           “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Other Share-Based Award, Performance Award or any other right, interest or option relating to Shares or other property (including cash) granted pursuant to the provisions of the Plan.

2.2           “Award Agreement” shall mean any agreement, contract or other instrument or document evidencing any Award hereunder, whether in writing or through an electronic medium.

2.3           “Board” shall mean the board of directors of the Company.

2.4           “Business Combination” shall have the meaning set forth in Section 11.3(c).

2.5           “Change in Control” shall have the meaning set forth in Section 11.3.

2.6           “Code” shall mean the Internal Revenue Code of 1986, as amended.

2.7           “Committee” shall mean the Compensation Committee of the Board or a subcommittee thereof formed by the Compensation Committee to act as the Committee hereunder. The Committee shall consist of no fewer than two Directors, each of whom is (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, (ii) an “outside director” within the meaning of Section 162(m) of the Code, and (iii) an “independent director” for purpose of the rules of the principal U.S. national securities exchange on which the Shares are traded, if any, to the extent required by such rules.

2.8           “Company Voting Securities” shall have the meaning set forth in Section 11.3(b).

2.9           “Consultant” shall mean any consultant or advisor who is a natural person and who provides services to the Company or any Subsidiary, so long as such person (i) renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction, (ii) does not directly or indirectly promote or maintain a market for the Company’s securities and (iii) otherwise qualifies as a consultant under the applicable rules of the SEC for registration of shares of stock on a Form S-8 registration statement.

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2.10         “Covered Employee” shall mean an employee of the Company or its Subsidiaries who is a “covered employee” within the meaning of Section 162(m) of the Code.

2.11         “Data” shall have the meaning set forth in Section 13.17.

2.12         “Director” shall mean a member of the Board who is not an employee.

2.13         “Dividend Equivalents” shall have the meaning set forth in Section 12.5.

2.14         “Effective Date” shall have the meaning set forth in Section 13.13.

2.15         “Employee” shall mean any employee of the Company or any Subsidiary and any prospective employee conditioned upon, and effective not earlier than, such person becoming an employee of the Company or any Subsidiary.

2.16         “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

2.17         “Fair Market Value” shall mean, with respect to Shares as of any date, (i) the closing price of the Shares as reported on the principal U.S. national securities exchange on which the Shares are listed and traded on such date, or, if there is no closing price on that date, then on the last preceding date on which such a closing price was reported; (ii) if the Shares are not listed on any U.S. national securities exchange but are quoted in an inter-dealer quotation system on a last sale basis, the final ask price of the Shares reported on the inter-dealer quotation system for such date, or, if there is no such sale on such date, then on the last preceding date on which a sale was reported; or (iii) if the Shares are neither listed on a U.S. national securities exchange nor quoted on an inter-dealer quotation system on a last sale basis, the amount determined by the Committee to be the fair market value of the Shares as determined by the Committee in its sole discretion. The Fair Market Value of any property other than Shares shall mean the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.

2.18         “Incentive Stock Option” shall mean an Option which when granted is intended to qualify as an incentive stock option for purposes of Section 422 of the Code.

2.19         “Incumbent Directors” shall have the meaning set forth in Section 11.3(a).

2.20         “Maximum Plan Shares” shall have the meaning set forth in Section 3.1(a).

2.21         “Non-Qualifying Transaction” shall have the meaning set forth in Section 11.3(c).

2.22         “Option” shall mean any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.

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2.23         “Other Share-Based Award” shall have the meaning set forth in Section 8.1.

2.24         “Parent Corporation” shall have the meaning set forth in Section 11.3(c).

2.25         “Participant” shall mean an Employee, Director or Consultant who is selected by the Committee to receive an Award under the Plan.

2.26         “Performance Award” shall mean any Award of Performance Cash, Performance Shares or Performance Units granted pursuant to Article 9.

2.27         “Performance Cash” shall mean any cash incentives granted pursuant to Article 9 payable to the Participant upon the achievement of such performance goals as the Committee shall establish.

2.28         “Performance Period” shall mean the period established by the Committee during which any performance goals specified by the Committee with respect to a Performance Award are to be measured.

2.29         “Performance Share” shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant upon achievement of such performance goals as the Committee shall establish.

2.30         “Performance Unit” shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated amount of cash or property other than Shares, which value may be paid to the Participant upon achievement of such performance goals during the Performance Period as the Committee shall establish.

2.31         “Permitted Assignee” shall have the meaning set forth in Section 12.3.

2.32         “Restricted Stock” shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.33         “Restricted Stock Award” shall have the meaning set forth in Section 7.1.

2.34         “Restricted Stock Unit” means an Award that is valued by reference to a Share, which value may be paid to the Participant in Shares or cash as determined by the Committee in its sole discretion upon the satisfaction of vesting restrictions as the Committee may establish, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.35         “Restricted Stock Unit Award” shall have the meaning set forth in Section 7.1.

2.36         “SEC” means the Securities and Exchange Commission.

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2.37         “Shares” shall mean the shares of common stock of the Company, par value $0.001 per share.

2.38         “Stock Appreciation Right” shall mean the right granted to a Participant pursuant to Article 6.

2.39         “Subsidiary” shall mean any entity (other than the Company) in an unbroken chain of entities beginning with the Company if, at the relevant time each of the entities other than the last entity in the unbroken chain owns equity and/or interests possessing 50% or more of the total combined voting power of all equity in one of the other corporations in the chain.

2.40         “Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

2.41         “Surviving Corporation” shall have the meaning set forth in Section 11.3(c).

2.42         “Vesting Period” shall mean the period of time specified by the Committee during which vesting restrictions for an Award are applicable.

3.	SHARES SUBJECT TO THE PLAN

3.1           Number of Shares. (a) Subject to adjustment as provided in Section 12.2, a total of 1,874,513 Shares shall be authorized for grant under the Plan (the “Maximum Plan Shares”). Any Shares that are subject to Awards shall be counted against this limit as one (1) Share for every one (1) Share granted.

(b)          If any Shares subject to an Award are forfeited, an Award expires or an Award is settled for cash (in whole or in part), then in each such case the Shares subject to such Award shall, to the extent of such forfeiture, expiration or cash settlement, again be available for Awards under the Plan on a one-for-one basis. In the event that any Award granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then in each such case the Shares so tendered or withheld shall again be available for Awards under the Plan on a one-for-one basis. In addition, in the event that withholding tax liabilities arising from any Award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then in each such case the Shares so tendered or withheld shall again be available for Awards under the Plan on a one-for-one basis.

(c)          Substitute Awards shall not reduce the Shares authorized for grant under the Plan or the applicable limitations applicable to a Participant under Section 10.5, nor shall Shares subject to a Substitute Award again be available for Awards under the Plan as provided in paragraph (b) above. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

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3.2           Character of Shares. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise.

4.	ELIGIBILITY AND ADMINISTRATION

4.1           Eligibility. Any Employee, Director or Consultant shall be eligible to be selected as a Participant.

4.2           Administration. (a) The Plan shall be administered by the Committee. The Committee shall have full power and authority, subject to the provisions of the Plan and subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select the Employees, Directors and Consultants to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Awards to be granted to each Participant hereunder; (iii) determine the number of Shares (or dollar value) to be covered by each Award granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder; (v) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other property and other amounts payable with respect to an Award made under the Plan shall be deferred either automatically or at the election of the Participant; (vii) determine whether, to what extent and under what circumstances any Award shall be canceled or suspended; (viii) interpret and administer the Plan and any instrument or agreement entered into under or in connection with the Plan, including any Award Agreement; (ix) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect; (x) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) determine whether any Award, other than an Option or Stock Appreciation Right, will have Dividend Equivalents; and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(b)          Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Participant, and any Subsidiary. A majority of the members of the Committee may determine its actions, including fixing the time and place of its meetings.

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(c)          To the extent not inconsistent with applicable law, including Section 162(m) of the Code with respect to Awards intended to comply with the performance-based compensation exception under Section 162(m), or the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded, if any, the Committee may (i) delegate to a committee of one or more directors of the Company any of the authority of the Committee under the Plan, including the right to grant, cancel or suspend Awards and (ii) to the extent permitted by law, authorize one or more executive officers to do one or more of the following with respect to Employees who are not directors or executive officers of the Company: (A) designate Employees (including officers) to be recipients of Awards, (B) determine the number of Shares subject to such Awards to be received by such Employees and (C) cancel or suspend Awards to such Employees; provided that (x) any resolution of the Committee authorizing such officer(s) must specify the total number of Shares subject to Awards that such officer(s) may so award and (y) the Committee may not authorize any officer to designate himself or herself as the recipient of an Award.

5.	OPTIONS

5.1           Grant of Options. Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Any Option shall be subject to the terms and conditions of this Article and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable.

5.2           Award Agreements. All Options shall be evidenced by an Award Agreement in such form and containing such terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the Plan. The terms and conditions of Options need not be the same with respect to each Participant. Granting an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such Option. Any Participant who is granted an Option pursuant to this Article may hold more than one Option granted pursuant to the Plan at the same time.

5.3           Option Price. Other than in connection with Substitute Awards, the option price per Share purchasable under any Option granted pursuant to this Article shall not be less than 100% of the Fair Market Value of one Share on the date of grant of such Option; provided, however, that in the case of an Incentive Stock Option granted to a Participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Subsidiary, the option price per share shall be no less than 110% of the Fair Market Value of one Share on the date of grant. Other than pursuant to Section 12.2, the Committee shall not without the approval of the Company’s stockholders (a) lower the option price per Share of an Option after it is granted, (b) cancel an Option in exchange for cash or another Award (other than in connection with a Change in Control as defined in Section 11.3), or (c) take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded, if any.

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5.4           Option Term. The term of each Option shall be fixed by the Committee in its sole discretion; provided that no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted, except in the event of death or disability; provided, however, that the term of the Option shall not exceed five (5) years from the date the Option is granted in the case of an Incentive Stock Option granted to a Participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Subsidiary. Notwithstanding the foregoing, in the event that on the last business day of the term of an Option (i) the exercise of the Option, other than an Incentive Stock Option, is prohibited by applicable law or (ii) Shares may not be purchased or sold by certain employees or directors of the Company due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term shall be extended for a period of thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement.

5.5           Exercise of Options. (a) Vested Options granted under the Plan shall be exercised by the Participant (or by a Permitted Assignee thereof or the Participant’s executors, administrators, guardian or legal representative, as may be provided in an Award Agreement) as to all or part of the Shares covered thereby, by giving notice of exercise to the Company or its designated agent, specifying the number of Shares to be purchased. The notice of exercise shall be in such form, made in such manner, and shall comply with such other requirements consistent with the provisions of the Plan as the Committee may prescribe from time to time.

(b)          Unless otherwise provided in an Award Agreement, full payment of such purchase price shall be made at the time of exercise and shall be made (i) in cash or cash equivalents (including certified check or bank check or wire transfer of immediately available funds), (ii) by tendering previously acquired Shares (either actually or by attestation) valued at their then Fair Market Value, (iii) with the consent of the Committee, by delivery of other consideration having a Fair Market Value on the exercise date equal to the total purchase price, (iv) with the consent of the Committee, by withholding Shares otherwise issuable in connection with the exercise of the Option, (v) through any other method specified in an Award Agreement (including same-day sales through a broker), or (vi) any combination of any of the foregoing. The notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. In no event may any Option granted hereunder be exercised for a fraction of a Share.

(c)          Notwithstanding the foregoing, an Award Agreement may provide that if on the last day of the term of an Option the Fair Market Value of one Share exceeds the option price per Share, the Participant has not exercised the Option (or a tandem Stock Appreciation Right, if applicable) and the Option has not expired, the Option shall be deemed to have been exercised by the Participant on such day with payment made by withholding Shares otherwise issuable in connection with the exercise of the Option. In such event, the Company shall deliver to the Participant the number of Shares for which the Option was deemed exercised, less the number of Shares required to be withheld for the payment of the total purchase price and required withholding taxes; provided, however, any fractional Share shall be settled in cash.

5.6           Form of Settlement. In its sole discretion, the Committee may provide that the Shares to be issued upon an Option’s exercise shall be in the form of Restricted Stock or other similar securities.

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5.7           Incentive Stock Options. The Committee may grant Incentive Stock Options to any Employee subject to the requirements of Section 422 of the Code. Solely for purposes of determining whether Shares are available for the grant of Incentive Stock Options under the Plan, the maximum aggregate number of Shares that may be issued pursuant to Incentive Stock Options granted under the Plan shall be the Maximum Plan Shares, subject to adjustment as provided in Section 12.2.

6.	STOCK APPRECIATION RIGHTS

6.1           Grant and Exercise. The Committee may grant Stock Appreciation Rights (a) in tandem with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option, (b) in tandem with all or part of any Award (other than an Option) granted under the Plan or at any subsequent time during the term of such Award, or (c) without regard to any Option or other Award in each case upon such terms and conditions as the Committee may establish in its sole discretion.

6.2           Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

(a)           Upon the exercise of a Stock Appreciation Right, the holder shall have the right to receive the excess of (i) the Fair Market Value of one Share on the date of exercise (or such amount less than such Fair Market Value as the Committee shall so determine at any time during a specified period before the date of exercise) over (ii) the grant price of the Stock Appreciation Right.

(b)          The Committee shall determine in its sole discretion whether payment on exercise of a Stock Appreciation Right shall be made in cash, in whole Shares or other property, or any combination thereof.

(c)          The terms and conditions of Stock Appreciation Rights need not be the same with respect to each recipient.

(d)          The Committee may impose such other terms and conditions on the exercise of any Stock Appreciation Right as it shall deem appropriate. A Stock Appreciation Right shall (i) have a grant price per Share of not less than the Fair Market Value of one Share on the date of grant or, if applicable, on the date of grant of an Option with respect to a Stock Appreciation Right granted in exchange for or in tandem with, but subsequent to, the Option (subject to the requirements of Section 409A of the Code) except in the case of Substitute Awards or in connection with an adjustment provided in Section 12.2, and (ii) have a term not greater than ten (10) years, except in the event of death or disability. Notwithstanding clause (ii) of the preceding sentence, in the event that on the last business day of the term of a Stock Appreciation Right (x) the exercise of the Stock Appreciation Right is prohibited by applicable law or (y) Shares may not be purchased or sold by certain employees or directors of the Company due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term shall be extended for a period of thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement.

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(e)           An Award Agreement may provide that if on the last day of the term of a Stock Appreciation Right the Fair Market Value of one Share exceeds the grant price per Share of the Stock Appreciation Right, the Participant has not exercised the Stock Appreciation Right or the tandem Option (if applicable), and the Stock Appreciation Right has not expired, the Stock Appreciation Right shall be deemed to have been exercised by the Participant on such day. In such event, the Company shall make payment to the Participant in accordance with this Section, reduced by the number of Shares (or cash) required for withholding taxes; provided, however, any fractional Share shall be settled in cash.

(f)           Without the approval of the Company’s stockholders, other than pursuant to Section 12.2, the Committee shall not (i) reduce the grant price of any Stock Appreciation Right after the date of grant, (ii) cancel any Stock Appreciation Right in exchange for cash or another Award (other than in connection with a Change in Control as defined in Section 11.3), or (iii) take any other action with respect to a Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded, if any.

7.	RESTRICTED STOCK AND RESTRICTED STOCK UNITS

7.1           Grants. Awards of Restricted Stock and of Restricted Stock Units may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan (a “Restricted Stock Award” or “Restricted Stock Unit Award” respectively), and such Restricted Stock Awards and Restricted Stock Unit Awards shall also be available as a form of payment of Performance Awards and other earned cash-based incentive compensation. The Committee has absolute discretion to determine whether any consideration (other than services) is to be received by the Company or any Subsidiary as a condition precedent to the grant of Restricted Stock or Restricted Stock Units, subject to such minimum consideration as may be required by applicable law.

7.2           Award Agreements. The terms of any Restricted Stock Award or Restricted Stock Unit Award granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The terms of Restricted Stock Awards and Restricted Stock Unit Awards need not be the same with respect to each Participant.

7.3           Rights of Holders of Restricted Stock and Restricted Stock Units. Unless otherwise provided in the Award Agreement, beginning on the date of grant of the Restricted Stock Award and subject to execution of the Award Agreement, the Participant shall become a stockholder of the Company with respect to all Shares subject to the Award Agreement and shall have all of the rights of a stockholder, including the right to vote such Shares and the right to receive distributions made with respect to such Shares. A Participant who holds a Restricted Stock Unit Award shall only have those rights specifically provided for in the Award Agreement; provided, however, in no event shall the Participant have voting rights with respect to such Award. Except as otherwise provided in an Award Agreement, any Shares or any other property distributed as a dividend or otherwise with respect to any Restricted Stock Award or Restricted Stock Unit Award as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Stock Award or Restricted Stock Unit Award. Notwithstanding the provisions of this Section, cash dividends, stock and any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Stock Award or Restricted Stock Unit Award that vests based on achievement of performance goals shall either (i) not be paid or credited or (ii) be accumulated, shall be subject to restrictions and risk of forfeiture to the same extent as the Restricted Stock or Restricted Stock Units with respect to which such cash, stock or other property has been distributed and shall be paid at the time such restrictions and risk of forfeiture lapse.

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7.4           Issuance of Shares. Any Restricted Stock granted under the Plan may be evidenced in such manner as the Board may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such book entry registration, certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock.

8.	OTHER SHARE-BASED AWARDS

8.1           Grants. Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property (“Other Share-Based Awards”), including deferred stock units, may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Other Share-Based Awards shall also be available as a form of payment of other Awards granted under the Plan and other earned cash-based compensation.

8.2           Award Agreements. The terms of Other Share-Based Awards granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The terms of such Awards need not be the same with respect to each Participant. Notwithstanding the provisions of this Section, Dividend Equivalents with respect to the Shares covered by an Other Share-Based Award that vests based on achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Shares covered by an Other Share-Based Award with respect to which such cash, stock or other property has been distributed.

8.3           Payment. Except as may be provided in an Award Agreement, Other Share-Based Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee. Other Share-Based Awards may be paid in a lump sum or in installments or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

8.4           Deferral of Director Fees. Directors shall, if determined by the Board, receive Other Share-Based Awards in the form of deferred stock units in lieu of all or a portion of their annual retainer. In addition Directors may elect to receive Other Share-Based Awards in the form of deferred stock units in lieu of all or a portion of their annual and committee retainers and annual meeting fees, provided that such election is made in accordance with the requirements of Section 409A of the Code. The Committee shall, in its absolute discretion, establish such rules and procedures as it deems appropriate for such elections and for payment in deferred stock units.

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9.	PERFORMANCE AWARDS

9.1           Grants. Performance Awards in the form of Performance Cash, Performance Shares or Performance Units, as determined by the Committee in its sole discretion, may be granted hereunder to Participants, for no consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 10.2 or such other criteria as determined by the Committee in its discretion.

9.2           Award Agreements. The terms of any Performance Award granted under the Plan shall be set forth in an Award Agreement (or, if applicable, in a resolution duly adopted by the Committee) which shall contain provisions determined by the Committee and not inconsistent with the Plan, including whether such Awards shall have Dividend Equivalents. The terms of Performance Awards need not be the same with respect to each Participant.

9.3           Terms and Conditions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. The amount of the Award to be distributed shall be conclusively determined by the Committee.

9.4           Payment. Except as provided in Article 11, as provided by the Committee or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. Performance Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

10.	CODE SECTION 162(m) PROVISIONS

10.1         Covered Employees. Notwithstanding any other provision of the Plan, if the Committee determines at the time a Restricted Stock Award, a Restricted Stock Unit Award, a Performance Award or an Other Share-Based Award is granted to a Participant who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Article 10 is applicable to such Award.

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10.2         Performance Criteria. If the Committee determines that a Restricted Stock Award, a Restricted Stock Unit, a Performance Award or an Other Share-Based Award is intended to be subject to this Article 10, the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one or any combination of the following: net sales; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre- or after-tax income or loss (before or after allocation of corporate overhead and bonus); earnings or loss per share; net income or loss (before or after taxes); return on equity; total stockholder return; return on assets or net assets; appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company; market share; gross profits; earnings or losses (including earnings or losses before taxes, before interest and taxes, or before interest, taxes, depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels, including cash, inventory and accounts receivable; operating margin; gross margin; year-end cash; cash margin; debt reduction; stockholders equity; operating efficiencies; market share; customer satisfaction; customer growth; employee satisfaction; regulatory achievements (including submitting or filing applications or other documents with regulatory authorities or receiving approval of any such applications or other documents and passing pre-approval inspections (whether of the Company or the Company’s third-party manufacturer) and validation of manufacturing processes (whether the Company’s or the Company’s third-party manufacturer’s)); strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company’s products (including with group purchasing organizations, distributors and other vendors); supply chain achievements (including establishing relationships with manufacturers or suppliers of component materials and manufacturers of the Company’s products); co-development, co-marketing, profit sharing, joint venture or other similar arrangements; financial ratios, including those measuring liquidity, activity, profitability or leverage; cost of capital or assets under management; financing and other capital raising transactions (including sales of the Company’s equity or debt securities, factoring transactions, sales or licenses of the Company’s assets, including its intellectual property, whether in a particular jurisdiction or territory or globally, or through partnering transactions); implementation, completion or attainment of measurable objectives with respect to research, development, manufacturing, commercialization, products or projects, production volume levels, acquisitions and divestitures; and recruiting and maintaining personnel. Such performance goals also may be based solely by reference to the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The Committee may also exclude charges related to an event or occurrence which the Committee determines should appropriately be excluded, including (a) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (c) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, and the regulations thereunder.

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10.3         Adjustments. Notwithstanding any provision of the Plan (other than Article 11), with respect to any Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Share-Based Award that is subject to this Section 10, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals except in the case of the death or disability of the Participant or as otherwise determined by the Committee in special circumstances.

10.4         Restrictions. The Committee shall have the power to impose such other restrictions on Awards subject to this Article as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code.

10.5         Limitations on Grants to Individual Participants. Subject to adjustment as provided in Section 12.2, no Participant may (i) be granted Options or Stock Appreciation Rights during any 12-month period with respect to more than 35% of the Maximum Plan Shares and (ii) earn more than 35% of the Maximum Plan Shares for each twelve (12) months in the vesting period or Performance Period with respect to Restricted Stock Awards, Restricted Stock Unit Awards, Performance Awards and/or Other Share-Based Awards that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in Shares (provided that any Shares that would have been earned after such twelve (12) month period that are earned due to an acceleration as a result of a Change in Control of the Company shall not count against such limitation). In addition to the foregoing, the maximum dollar value that may be earned by any Participant for each twelve (12) months in a Performance Period with respect to Performance Awards that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in cash is $2,000,000 (provided that any amount that would have been earned after such twelve (12) month period that is earned due to an acceleration as a result of a Change in Control of the Company shall not count against such limitation). If an Award is cancelled, the cancelled Award shall continue to be counted toward the applicable limitation in this Section.

11.	CHANGE IN CONTROL PROVISIONS

11.1         Impact on Certain Awards. Award Agreements may provide that in the event of a Change in Control of the Company (as defined in Section 11.3): (i) Options and Stock Appreciation Rights outstanding as of the date of the Change in Control shall be cancelled and terminated without payment if the Fair Market Value of one Share as of the date of the Change in Control is less than the per Share Option exercise price or Stock Appreciation Right grant price, and (ii) all Performance Awards shall be (x) considered to be earned and payable based on achievement of performance goals or based on target performance (either in full or pro rata based on the portion of Performance Period completed as of the date of the Change in Control), and any limitations or other restrictions shall lapse and such Performance Awards shall be immediately settled or distributed or (y) converted into Restricted Stock Awards or Restricted Stock Unit Awards based on achievement of performance goals or based on target performance (either in full or pro rata based on the portion of Performance Period completed as of the date of the Change in Control) that are subject to Section 11.2.

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11.2         Assumption or Substitution of Certain Awards. (a) Unless otherwise provided in an Award Agreement, in the event of a Change in Control of the Company in which the successor company assumes or substitutes for an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award (or in which the Company is the ultimate parent corporation and continues the Award), if a Participant’s employment with such successor company (or the Company) or a subsidiary thereof terminates within 12 months following such Change in Control (or such other period set forth in the Award Agreement, including prior thereto if applicable) and under the circumstances specified in the Award Agreement: (i) Options and Stock Appreciation Rights outstanding as of the date of such termination of employment will immediately vest, become fully exercisable, and may thereafter be exercised for 12 months (or the period of time set forth in the Award Agreement), (ii) the restrictions, limitations and other conditions applicable to Restricted Stock and Restricted Stock Units outstanding as of the date of such termination of employment shall lapse and the Restricted Stock and Restricted Stock Units shall become free of all restrictions, limitations and conditions and become fully vested, and (iii) the restrictions, limitations and other conditions applicable to any Other Share-Based Awards or any other Awards shall lapse, and such Other Share-Based Awards or such other Awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant. For the purposes of this Section 11.2, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award shall be considered assumed or substituted for if following the Change in Control the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award, for each Share subject thereto, will be solely common stock of the successor company substantially equal in fair market value to the per Share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

(b)          Unless otherwise provided in an Award Agreement, in the event of a Change in Control of the Company to the extent the successor company does not assume or substitute for an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award (or in which the Company is the ultimate parent corporation and does not continue the Award), then immediately prior to the Change in Control: (i) those Options and Stock Appreciation Rights outstanding as of the date of the Change in Control that are not assumed or substituted for (or continued) shall immediately vest and become fully exercisable, (ii) restrictions, limitations and other conditions applicable to Restricted Stock and Restricted Stock Units that are not assumed or substituted for (or continued) shall lapse and the Restricted Stock and Restricted Stock Units shall become free of all restrictions, limitations and conditions and become fully vested, and (iii) the restrictions, other limitations and other conditions applicable to any Other Share-Based Awards or any other Awards that are not assumed or substituted for (or continued) shall lapse, and such Other Share-Based Awards or such other Awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant.

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(c)          The Committee, in its discretion, may determine that, upon the occurrence of a Change in Control of the Company, each Option and Stock Appreciation Right outstanding shall terminate within a specified number of days after notice to the Participant, and/or that each Participant shall receive, with respect to each Share subject to such Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such Share immediately prior to the occurrence of such Change in Control over the exercise price per Share of such Option and/or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine.

11.3         Change in Control. For purposes of the Plan, unless otherwise provided in an Award Agreement, “Change in Control” means the occurrence of any one of the following events:

(a)          During any 12-month period, individuals who, as of the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the beginning of such period whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

(b)          Any “person” (as such term is defined in the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of the Board (the “Company Voting Securities”); provided, however, that the event described in this paragraph (b) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions:  (i) by the Company or any Subsidiary, (ii) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, (iii) by any underwriter temporarily holding securities pursuant to an offering of such securities, (iv) pursuant to a Non-Qualifying Transaction, as defined in paragraph (c), or (v) by any person of Voting Securities from the Company, if a majority of the Incumbent Board approves in advance the acquisition of beneficial ownership of 50% or more of Company Voting Securities by such person;

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(c)          The consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its Subsidiaries that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (i) more than 50% of the total voting power of (A) the corporation resulting from such Business Combination (the “Surviving Corporation”), or (B) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the “Parent Corporation”), is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (ii) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (iii) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (i), (ii) and (iii) above shall be deemed to be a “Non-Qualifying Transaction”); or

(d)          The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or the consummation of a sale of all or substantially all of the Company’s assets.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of more than 50% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur.

12.	GENERALLY APPLICABLE PROVISIONS

12.1         Amendment and Termination of the Plan. The Board may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for stockholder approval imposed by applicable law, including the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded, if any; provided that the Board may not amend the Plan in any manner that would result in noncompliance with Rule 16b-3 under the Exchange Act; and further provided that the Board may not, without the approval of the Company’s stockholders, amend the Plan to (a) increase the number of Shares that may be the subject of Awards under the Plan (except for adjustments pursuant to Section 12.2), (b) expand the types of awards available under the Plan, (c) materially expand the class of persons eligible to participate in the Plan, (d) amend Section 5.3 or Section 6.2(f) to eliminate the requirements relating to minimum exercise price, minimum grant price and stockholder approval, (e) increase the maximum permissible term of any Option specified by Section 5.4 or the maximum permissible term of a Stock Appreciation Right specified by Section 6.2(d), or (f) increase any of the limitations in Section 10.5. The Board may not (except pursuant to Section 12.2 or in connection with a Change in Control), without the approval of the Company’s stockholders, cancel an Option or Stock Appreciation Right in exchange for cash or take any action with respect to an Option or Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded, if any, including a reduction of the exercise price of an Option or the grant price of a Stock Appreciation Right or the exchange of an Option or Stock Appreciation Right for another Award. In addition, no amendments to, or termination of, the Plan shall impair the rights of a Participant in any material respect under any Award previously granted without such Participant’s consent.

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12.2         Adjustments. In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Shares or the value thereof, such adjustments and other substitutions shall be made to the Plan and to Awards as the Committee deems equitable or appropriate taking into consideration the accounting and tax consequences, including such adjustments in the aggregate number, class and kind of securities that may be delivered under the Plan, the limitations in Section 10.5 (other than to Awards denominated in cash), the maximum number of Shares that may be issued pursuant to Incentive Stock Options and, in the aggregate or to any Participant, in the number, class, kind and option or exercise price of securities subject to outstanding Awards granted under the Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company) as the Committee may determine to be appropriate; provided, however, that the number of Shares subject to any Award shall always be a whole number.

12.3         Transferability of Awards. Except as provided below, no Award and no Shares that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution, and such Award may be exercised during the life of the Participant only by the Participant or the Participant’s guardian or legal representative. To the extent and under such terms and conditions as determined by the Committee, a Participant may assign or transfer an Award without consideration (each transferee thereof, a “Permitted Assignee”) (i) to the Participant’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (ii) to a trust for the benefit of one or more of the Participant or the persons referred to in clause (i), (iii) to a partnership, limited liability company or corporation in which the Participant or the persons referred to in clause (i) are the only partners, members or shareholders or (iv) for charitable donations; provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of the Plan and the Award Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Company evidencing such obligations; and provided further that such Participant shall remain bound by the terms and conditions of the Plan. The Company shall cooperate with any Permitted Assignee and the Company’s transfer agent in effectuating any transfer permitted under this Section.

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12.4         Termination of Employment or Services. The Committee shall determine and set forth in each Award Agreement whether any Awards granted in such Award Agreement will continue to be exercisable, continue to vest or be earned and the terms of such exercise, vesting or earning, on and after the date that a Participant ceases to be employed by or to provide services to the Company or any Subsidiary (including as a Director), whether by reason of death, disability, voluntary or involuntary termination of employment or services, or otherwise. The date of termination of a Participant’s employment or services will be determined by the Committee, which determination will be final.

12.5         Deferral; Dividend Equivalents. The Committee shall be authorized to establish procedures pursuant to which the payment of any Award may be deferred. Subject to the provisions of the Plan and any Award Agreement, the recipient of an Award other than an Option or Stock Appreciation Right may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, amounts equivalent to cash, stock or other property dividends on Shares (“Dividend Equivalents”) with respect to the number of Shares covered by the Award, as determined by the Committee, in its sole discretion. The Committee may provide that the Dividend Equivalents (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested and may provide that the Dividend Equivalents are subject to the same vesting or performance conditions as the underlying Award. Notwithstanding the foregoing, Dividend Equivalents credited in connection with an Award that vests based on the achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Award with respect to which such Dividend Equivalents have been credited.

13.	MISCELLANEOUS

13.1         Award Agreements. Each Award Agreement shall either be (a) in writing in a form approved by the Committee and executed by the Company by an officer duly authorized to act on its behalf, or (b) an electronic notice in a form approved by the Committee and recorded by the Company (or its designee) in an electronic recordkeeping system used for the purpose of tracking one or more types of Awards as the Committee may provide; in each case and if required by the Committee, the Award Agreement shall be executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Committee may require. The Committee may authorize any officer of the Company to execute any or all Award Agreements on behalf of the Company. The Award Agreement shall set forth the material terms and conditions of the Award as established by the Committee consistent with the provisions of the Plan.

13.2         Tax Withholding. The Company shall have the right to make all payments or distributions pursuant to the Plan to a Participant (or a Permitted Assignee thereof) net of any applicable federal, state and local taxes required to be paid or withheld as a result of (a) the grant of any Award, (b) the exercise of an Option or Stock Appreciation Right, (c) the delivery of Shares or cash, (d) the lapse of any restrictions in connection with any Award or (e) any other event occurring pursuant to the Plan. The Company or any Subsidiary shall have the right to withhold from wages or other amounts otherwise payable to a Participant (or Permitted Assignee) such withholding taxes as may be required by law, or to otherwise require the Participant (or Permitted Assignee) to pay such withholding taxes. If the Participant (or Permitted Assignee) shall fail to make such tax payments as are required, the Company or its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant (or Permitted Assignee) or to take such other action as may be necessary to satisfy such withholding obligations. The Committee shall be authorized to establish procedures for election by Participants (or Permitted Assignee) to satisfy such obligation for the payment of such taxes by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value), or by directing the Company to retain Shares (up to the minimum required tax withholding rate for the Participant (or Permitted Assignee) or such other rate, including a higher rate specified by the Participant, that will not cause an adverse accounting consequence or cost) otherwise deliverable in connection with the Award.

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13.3         Right of Discharge Reserved; Claims to Awards. Nothing in the Plan nor the grant of an Award hereunder shall confer upon any Employee, Director or Consultant the right to continue in the employment or service of the Company or any Subsidiary or affect any right that the Company or any Subsidiary may have to terminate the employment or service of (or to demote or to exclude from future Awards under the Plan) any such Employee, Director or Consultant at any time for any reason. The Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship. No Employee, Director or Consultant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees, Directors or Consultants under the Plan.

13.4         Substitute Awards. Notwithstanding any other provision of the Plan, the terms of Substitute Awards may vary from the terms set forth in the Plan to the extent the Committee deems appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

13.5         Cancellation of Award; Forfeiture of Gain. Notwithstanding anything to the contrary contained herein, an Award Agreement may provide that:

(a)          In the event of a restatement of the Company’s financial statements, the Committee shall have the right to review any Award, the amount, payment or vesting of which was based on an entry in the financial statements that are the subject of the restatement. If the Committee determines, based on the results of the restatement, that a lesser amount or portion of an Award should have been paid or vested, it may (i) cancel all or any portion of any outstanding Awards and (ii) require the Participant or other person to whom any payment has been made or shares or other property have been transferred in connection with the Award to forfeit and pay over to the Company, on demand, all or any portion of the gain (whether or not taxable) realized upon the exercise of any Option or Stock Appreciation Right and the value realized (whether or not taxable) on the vesting or payment of any other Award during the period beginning twelve months preceding the date of the restatement and ending with the date of cancellation of any outstanding Awards.

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(b)          If the Participant, without the consent of the Company, while employed by or providing services to the Company or any Subsidiary or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise engages in activity that is in conflict with or adverse to the interest of the Company or any Subsidiary, as determined by the Committee in its sole discretion, then (i) any outstanding, vested or unvested, earned or unearned portion of the Award may, at the Committee’s discretion, be canceled and (ii) the Committee, in its discretion, may require the Participant or other person to whom any payment has been made or Shares or other property have been transferred in connection with the Award to forfeit and pay over to the Company, on demand, all or any portion of the gain (whether or not taxable) realized upon the exercise of any Option or Stock Appreciation Right and the value realized (whether or not taxable) on the vesting or payment of any other Award during the time period specified in the Award Agreement.

13.6         Stop Transfer Orders. All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any U.S. national securities exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

13.7         Nature of Payments. All Awards made pursuant to the Plan are in consideration of services performed or to be performed for the Company or any Subsidiary, division or business unit of the Company. Any income or gain realized pursuant to Awards under the Plan constitutes a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or any Subsidiary except as may be determined by the Committee or by the Board or board of directors of the applicable Subsidiary.

13.8         Other Plans. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

13.9         Severability. The provisions of the Plan shall be deemed severable. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction or by reason of change in a law or regulation, such provision shall (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

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13.10      Construction. As used in the Plan, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

13.11      Unfunded Status of the Plan. The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the Shares or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

13.12      Governing Law. The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Nevada, without reference to principles of conflict of laws, and construed accordingly.

13.13      Effective Date of Plan; Termination of Plan. The Plan shall be effective on the date of the approval of the Plan by the holders of the shares entitled to vote thereon (the “Effective Date”). The Plan shall be null and void and of no effect if the foregoing condition is not fulfilled and in such event each Award shall, notwithstanding any of the preceding provisions of the Plan, be null and void and of no effect. Awards may be granted under the Plan at any time and from time to time on or prior to the tenth anniversary of the Effective Date of the Plan, on which date the Plan will expire except as to Awards then outstanding under the Plan; provided, however, in no event may Incentive Stock Options be granted more than ten (10) years after the earlier of (i) the date of the adoption of the Plan by the Board or (ii) the Effective Date of the Plan as provided in the first sentence of this Section. Such outstanding Awards shall remain in effect until they have been exercised or terminated, or have expired.

13.14      Foreign Employees and Consultants. Awards may be granted to Participants who are foreign nationals or employed or providing services outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees or Consultants providing services in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for Employees or Consultants on assignments outside their home country.

13.15      Compliance with Section 409A of the Code. This Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent. To the extent that an Award or the payment, settlement or deferral thereof is subject to Section 409A of the Code, the Award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including regulations or other guidance issued with respect thereto, except as otherwise determined by the Committee. Any provision of this Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail to satisfy Section 409A of the Code shall be amended to comply with Section 409A of the Code on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code.

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13.16      No Registration Rights; No Right to Settle in Cash. The Company has no obligation to register with any governmental body or organization (including, without limitation, the SEC) any of (a) the offer or issuance of any Award, (b) any Shares issuable upon the exercise of any Award, or (c) the sale of any Shares issued upon exercise of any Award, regardless of whether the Company in fact undertakes to register any of the foregoing. In particular, in the event that any of (x) any offer or issuance of any Award, (y) any Shares issuable upon exercise of any Award, or (z) the sale of any Shares issued upon exercise of any Award are not registered with any governmental body or organization (including, without limitation, the SEC), the Company will not under any circumstance be required to settle its obligations, if any, under this Plan in cash.

13.17      Data Privacy. As a condition of acceptance of an Award, the Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section by and among, as applicable, the Company and its Subsidiaries for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan. The Participant understands that the Company and its Subsidiaries hold certain personal information about the Participant, including the Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company or any Subsidiary, details of all Awards or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Participant’s favor, for the purpose of implementing, managing and administering the Plan (the “Data”). The Participant further understands that the Company and its Subsidiaries may transfer the Data amongst themselves as necessary for the purpose of implementation, management and administration of the Participant’s participation in the Plan, and that the Company and its Subsidiaries may each further transfer the Data to any third parties assisting the Company in the implementation, management and administration of the Plan. The Participant understands that these recipients may be located in the Participant’s country, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Participant’s country. The Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Participant, through participation in the Plan and acceptance of an Award under the Plan, authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Participant may elect to deposit any Shares. The Participant understands that the Data will be held only as long as is necessary to implement, manage, and administer the Participant’s participation in the Plan. The Participant understands that he or she may, at any time, view the Data, request additional information about the storage and processing of the Data, require any necessary amendments to the Data, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human resources representative. The Participant understands that refusal or withdrawal of consent may affect the Optionee’s ability to participate in the Plan. For more information on the consequences of refusal to consent or withdrawal of consent, the Optionee understands that he or she may contact his or her local human resources representative.

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13.18      Indemnity. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board and any person to whom the Committee has delegated any of its authority under the Plan shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s articles of incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

13.19     Captions. The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

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RESEARCH SOLUTIONS, INC.

November 21, 2017

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 and 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK.

1. TO ELECT THE FOLLOWING FIVE NOMINEES AS DIRECTORS:

JOHN REGAZZI              CHAD J. COOPER                              PETER VICTOR DERYCZ

GENERAL MERRILL MCPEAK                                                  JANICE PETERSON

_______ FOR NOMINEES LISTED (EXCEPT AS MARKED TO THE CONTRARY BELOW)

_______ WITHHELD

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space below:)

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The undersigned hereby confer(s) upon the Proxies and each of them discretionary authority with respect to the election of directors in the event that any of the above nominees is unable or unwilling to serve.

2. TO RATIFY THE APPOINTMENT OF WEINBERG & COMPANY, P.A., AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY.

____ FOR ____ AGAINST ____ ABSTAIN

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF RESEARCH SOLUTIONS, INC.

The undersigned revokes any other proxy to vote at the Annual Meeting of Stockholders and hereby ratifies and confirms all that the Proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said Proxies are authorized to vote in accordance with their best judgment.

This proxy will be voted in accordance with the instructions set forth above. Where a vote is not specified, the proxies will vote the shares represented by the proxy “FOR” Proposals 1, 2, 3 and 4 as said proxy shall deem advisable on such other business as may come before the Annual Meeting of Stockholders, unless otherwise directed.

3. TO ADOPT THE RESEARCH SOLUTIONS, INC. 2017 OMNIBUS INCENTIVE PLAN AUTHORIZING THE ISSUANCE OF UP TO 1,874,513 SHARES OF COMMON STOCK PURSUANT TO AWARDS GRANTED THEREUNDER.

____ FOR ____ AGAINST ____ ABSTAIN

4. TO HOLD AN ADVISORY VOTE APPROVING THE FOLLOWING RESOLUTION ENDORSING OUR EXECUTIVE COMPENSATION: “RESOLVED, THAT THE STOCKHOLDERS APPROVE THE COMPENSATION OF THE COMPANY’S EXECUTIVES, AS DISCLOSED IN THE COMPENSATION TABLES AND RELATED NARRATIVE DISCLOSURE IN THE COMPANY’S PROXY STATEMENT FOR THE ANNUAL MEETING.”

____ FOR ____ AGAINST ____ ABSTAIN

The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement dated September 25, 2017 relating to the Annual Meeting of Stockholders.

Please check here if you plan to attend the meeting. ☐

To change the address on your account, please check the box below and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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RESEARCH SOLUTIONS, INC.

Proxy for Annual Meeting of Stockholders

November 21, 2017           11:00 A.M.

The undersigned, a stockholder of Research Solutions, Inc., a Nevada corporation (the “Company”), hereby appoints PETER VICTOR DERYCZ and ALAN URBAN or either of them, the proxies of the undersigned (the “Proxies”), each with full power of substitution, to attend, vote and act for the undersigned at the Annual Meeting of Stockholders of the Company, to be held on November 21, 2017 at 11:00 A.M., and any postponements or adjournments thereof, and in connection herewith to vote and represent all of the shares of the Company which the undersigned would be entitled to vote as follows:

(Continued and to be signed on the reverse side)

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